UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

November 14, 2019

Dear Shareholder or Variable Contract Owner:

You are cordially invited to attend a Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) to be held on January 23, 2020, at 10:30 am (Eastern time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, NJ, 07302. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of fund shares, will be required for admission.

At this important meeting, you will be asked to consider and act upon one or more of the following proposals.

Proposal 1 is to be voted upon by all Shareholders of each series of the Trusts (each, a “Fund” and, collectively, the “Funds”):

Proposal 1.	To elect four Trustees of the Trusts.

Proposal 2 is to be voted upon only by Shareholders of the Goldman Sachs Large Cap Growth Insights Fund, a series of GST:

Proposal 2.

To approve a change to the Goldman Sachs Large Cap Growth Insights Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Proposal 3 is to be voted upon by all Shareholders of each Fund:

Proposal 3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Special Meeting and Joint Proxy Statement setting forth in detail the matters to come before the Meeting are attached to this letter, and a proxy card and voting instruction form is enclosed for your use. You should read the Joint Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Boards of Trustees of the Trusts recommend that you vote “FOR” each of the proposals with respect to your Fund(s). However, before you vote, please read the Joint Proxy Statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trusts at 1-800-621-2550. Your prompt response will help reduce proxy costs—which are paid by the Funds and their Shareholders—and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

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Important Information to Help You Understand and Vote on the Proposals – Questions and Answers

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:

The purpose of this proxy solicitation is: (i) to ask Shareholders of each Fund to vote on the election of four members of the Boards of Trustees (the “Board”) of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”); and (ii) with respect to the Goldman Sachs Large Cap Growth Insights Fund, to approve a change to the Fund’s sub-classification under the Investment Company Act of 1940 (“1940 Act”) from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

QUESTIONS SPECIFIC TO THE PROPOSALS

PROPOSAL 1—ELECTION OF TRUSTEES

Q:	Why am I being asked to vote for Trustees?

A:

You are being asked to elect each of the following four nominees to serve as Trustees of each of GST and GSVIT: Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver (each, a “Nominee” and, collectively, the “Nominees”). These four individuals have not previously been elected by Shareholders of the Trusts.

Each of Ms. Cassidy and Mr. Weaver has served (and currently serves) as a Trustee of each Trust since originally appointed in 2015. The two non-incumbent Nominees – Ambassador Bush and Dr. Delgado – were unanimously approved by the Board to stand for election, upon a recommendation from each Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

Information about each of the Nominees, including age, principal occupations during the past five years and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth in the Joint Proxy Statement.

While the Board can ordinarily appoint new Trustees without a Shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by Shareholders. If the two non-incumbent Nominees were appointed to the Board, the number of Trustees elected by Shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a Shareholder meeting to elect the two non-incumbent Nominees is required. Additionally, the Board believes this is an appropriate time for the incumbent Trustees that were previously appointed (rather than elected) to stand for election. Electing these four Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive Shareholder meetings. Your vote is important and can make a difference in the governance of the Funds.

Q:	How were the Nominees chosen?

A:

Each Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. The Governance and Nominating Committee is comprised exclusively of those Trustees who are not “interested persons” of the Trusts, as that term is defined in the 1940 Act, the primary Federal statute regulating mutual funds (the “Independent Trustees”). The Governance and Nominating Committee conducted a search for qualified candidates for Board

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membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

Q:	If the Nominees are elected by Shareholders, how many Board members will sit on the Board?

A:

If each Nominee is elected, the Board of each of the Trusts will consist of eight Trustees, seven of whom would be Independent Trustees. Six of these individuals currently serve as Trustees and two will be new to the Board. Although not required by the 1940 Act to do so, for many years at least 75% of the Board has been comprised of Independent Trustees. If each Nominee is elected, seven of the eight Trustees will be Independent Trustees (approximately 87%).

Q.	Will the proposed changes result in higher fund expenses?

A:

Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trusts and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee. The Board currently has five Independent Trustees and one interested Trustee. If each Nominee is elected, two additional individuals would serve on the Board of each of the Trusts, each of whom would be an Independent Trustee. Accordingly, the cost of Trustee compensation to each Fund will increase if each Nominee is elected. The amount of this increase to each individual Fund is expected to be immaterial.

PROPOSAL 2—TO APPROVE A CHANGE TO THE GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND’S SUB-CLASSIFICATION UNDER THE 1940 ACT FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.”

Q:	Why am I being asked to approve a change to the sub-classification of the Goldman Sachs Large Cap Growth Insights Fund from diversified to non-diversified?

A:

The Goldman Sachs Large Cap Growth Insights Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund is generally limited as to the amount it may invest in any single issuer.

The Board, subject to Shareholder approval, has approved a change to the Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate the Fund’s related fundamental investment restriction. Changing the Fund’s status to non-diversified would provide Goldman Sachs Asset Management, the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. Given the weightings of certain large capitalization stocks in the Fund’s benchmark, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility.

GENERAL QUESTIONS

Q:	What are the Board’s recommendations?

A:	The Board recommends that all Shareholders vote “FOR” each Proposal.

Q:	What happens if Shareholders do not approve one or more of the Proposals?

A:

If Shareholders do not approve one or more of the Proposals, the Board will take such actions as it deems necessary or appropriate in the best interests of the respective Fund’s/Funds’ Shareholders based on the facts and circumstances.

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Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders and variable contract holders can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	In person at the Meeting.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q:	Whom should I call with questions?

A:	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact the Trusts at 1-800-621-2550.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trusts?

A:

The Trusts have retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trusts, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING

To Be Held On January 23, 2020

November 14, 2019

To the Shareholders of the Goldman Sachs Trust (“GST”) and owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of a series of the Goldman Sachs Variable Insurance Trust (“GSVIT,” and, together with GST, the “Trusts”) who are entitled to give voting instructions in connection with their variable contracts:

A Special Meeting (the “Meeting”) of the Trusts will be held on January 23, 2020, at 10:30 am (Eastern time), at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, NJ, 07302 for the following purposes.

Proposal 1 is to be voted upon by all Shareholders of each series of the Trusts (each, a “Fund” and, collectively, the “Funds”):

Proposal 1.	To elect four Trustees of the Trusts.

Proposal 2 is to be voted upon only by Shareholders of the Goldman Sachs Large Cap Growth Insights Fund, a series of GST:

Proposal 2.

To approve a change to the Goldman Sachs Large Cap Growth Insights Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

Proposal 3 is to be voted upon by all Shareholders of each Fund:

Proposal 3.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of GSVIT. Each Life Company hereby solicits and agrees to vote the shares of a GSVIT Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares. Shareholders and variable contract owners of record at the close of business on November 4, 2019, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of a GSVIT Fund attributable to the contract should be voted, at the Meeting and at any postponements or adjournments thereof. Each Shareholder and variable contract owner is invited to attend the Meeting in person.

Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Boards of Trustees

of Goldman Sachs Trust and Goldman Sachs

Variable Insurance Trust

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” all of the Proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card or voting instruction form from within the United States, and follow the recorded instructions (Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead).

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trusts involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

(continued)

Page
SPECIAL MEETING OF GOLDMAN SACHS TRUST AND GOLDMAN SACHS VARIABLE INSURANCE TRUST	6
PROPOSAL 1 ELECTION OF TRUSTEES	9
PROPOSAL 2 TO APPROVE A CHANGE TO THE GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT RESTRICTION (GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND)	22
PROPOSAL 3 TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF	24
OFFICERS OF THE TRUSTs	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	29
VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF OTHER MATTERS AT THE MEETING	32
SHAREHOLDER PROPOSALS	33
ADDITIONAL INFORMATION	33
EXHIBIT A OUTSTANDING SHARES OF EACH FUND	A-1
EXHIBIT B FIVE PERCENT SHAREHOLDERS	B-1
EXHIBIT C GOVERNANCE AND NOMINATING COMMITTEE CHARTER	C-1

SPECIAL MEETING

OF

GOLDMAN SACHS TRUST

AND

GOLDMAN SACHS VARIABLE INSURANCE TRUST

71 South Wacker Drive

Chicago, Illinois 60606

JOINT PROXY STATEMENT

November 14, 2019

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the Goldman Sachs Trust (“GST”) and the Goldman Sachs Variable Insurance Trust (“GSVIT”) (collectively, the “Trusts”) for use at the Trusts’ Special Meeting to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM” or “Investment Adviser”), located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, NJ, 07302, on January 23, 2020, at 10:30 am (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of fund shares, will be required for admission. This Joint Proxy Statement, the accompanying Notice of Special Meeting, and the accompanying proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about November 14, 2019.

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of a series of GSVIT (an “Account”).

The Trustees have fixed the close of business on November 4, 2019 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the respective Trusts on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trusts outstanding as of the Record Date. Exhibit B to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of September 30, 2019.

Goldman Sachs & Co. LLC, GSAM, the Life Companies and the Accounts are the only Shareholders of GSVIT. Each Life Company hereby solicits and agrees to vote the shares of a series of GSVIT at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of a series of GSVIT. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of a series of GSVIT attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for” or “withhold authority”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote if other owners fail to vote. GSAM will vote shares of GSVIT that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners.

It is expected that the solicitation of proxies will be primarily by mail. However, some Shareholders will not automatically receive a copy of this Joint Proxy Statement in the mail, but will instead receive a notice that informs them how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. Instead, these Shareholders can access the proxy materials at www.proxyvote.com to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge. The Trusts’ officers, and personnel of the Funds’ investment advisers and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If a Trust records votes through the Internet or by telephone, it will use procedures designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Funds will pay their respective share of the expenses associated with this Joint Proxy Statement and solicitation, in a manner agreed upon by the Boards of Trustees. However, GSAM has agreed to reimburse a Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trusts is estimated to be approximately $4.1 million, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trusts at 1-800-621-2550. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” the election of the Trustee Nominees described in this Joint Proxy Statement; “FOR” Proposal 2; and, in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trusts at the Trusts’ principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple Shareholders of either Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, your respective Trust will deliver promptly a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to you upon written or oral request. To receive a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, please contact the Trusts by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders), or by mail at Goldman Sachs Funds,

P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, registered investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON January 23, 2020

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website). IN ADDITION, COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, ARE ALSO AVAILABLE AT WWW.GSAMFUNDS.COM/MUTUALFUNDS, WWW.GSAMFUNDS.COM/MONEYMARKETFUNDS, AND WWW.GSAMFUNDS.COM/VITFUNDS, AS APPLICABLE. EACH TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST OR GOLDMAN SACHS VARIABLE INSURANCE TRUST, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550 (FOR INSTITUTIONAL SHAREHOLDERS) AND 1-800-526-7384 (FOR RETAIL SHAREHOLDERS).

PROPOSAL 1

ELECTION OF TRUSTEES

All Funds listed in Exhibit A

Proposal 1 relates to the election of members of the Boards of Trustees of the Trusts (the “Board”). You are being asked to elect the following four nominees to serve as Trustees of each of GST and GSVIT: Dwight L. Bush, Kathryn A. Cassidy, Joaquin Delgado and Gregory G. Weaver (each, a “Nominee” and, collectively, the “Nominees”). These four individuals have not previously been elected by Shareholders of those Trusts.

Each of Ms. Cassidy and Mr. Weaver has served (and currently serves) as a Trustee of each Trust since originally appointed in 2015. The other two Nominees—Ambassador Bush and Dr. Delgado—do not currently serve on the Board. However, effective October 15, 2019, the Board unanimously appointed Ambassador Bush and Dr. Delgado to serve on each Trust’s Advisory Board pending their election as Trustees. Ambassador Bush and Dr. Delgado were unanimously approved by the Board, including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (“1940 Act”)) of the Trusts (the “Independent Trustees”), to stand for election, upon a recommendation from each Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

If elected by Shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by Shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a Shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trusts have no reason to believe that it will be necessary to designate a substitute Nominee. Each Trust proposes the election by all of its respective Shareholders of the four Nominees named in the table below to serve as members of the Board.

Each Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. Moreover, the Governance and Nominating Committee conducted a search for qualified candidates for Board membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

The following table sets forth the names of the Nominees and Trustees and their addresses, ages, term of office (including length of time served as a Trustee or Advisory Board Member, as applicable), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trusts are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trusts are referred to as “Interested Trustees.”

Nominees

Nominees (Independent Trustees)

Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Dwight L. Bush Age: 62	Advisory Board Member/Nominee	Since 2019

Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–present); and Member of the Board of Directors of Santander Bank, N.A. (2018–present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017).

Advisory Board Member—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	None

Kathryn A. Cassidy Age: 65	Trustee/Nominee	Since 2015

Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	None

Joaquin Delgado Age: 59	Advisory Board Member/Nominee	Since 2019

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019–present); and Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016).

Advisory Board Member—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	Stepan Company (a specialty chemical manufacturer)

Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Gregory G. Weaver Age: 68	Trustee/Nominee	Since 2015

Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	Verizon Communications Inc.

Current (Non-Nominee) Trustees

Independent Trustees
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Jessica Palmer Age: 70	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)

Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009).

Chair of the Board of Trustees—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	None

Diana M. Daniels Age: 70	Trustee	Since 2007

Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013–Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	None

Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Roy W. Templin Age: 59	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014–2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				[102]	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Interested Trustee
Name, Address and Age (1)	Position(s) Held with the Trusts	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
James A. McNamara* Age: 57	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				[162]	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or Shareholders, in accordance with each Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 14, 2019, Goldman Sachs Trust consisted of 89 portfolios ([88] of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 39 portfolios (21 of which offered shares to the public).

4

This column includes only directorships of companies required to report to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Nominee’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the investment advisers and their affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s or Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees and Trustees, the Board has concluded that each Nominee and Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee or Nominee as of November 14, 2019 that led the Board to conclude that such individual should serve as a Trustee.

Jessica Palmer. Ms. Palmer has served as a Trustee since 2007 and Chair of the Board since 2018. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as a Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of

Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is a member of the Board of Directors of Armstrong World Industries, Inc., a ceiling, wall and suspension system solutions manufacturer, where he serves as Chair of the Finance Committee and a member of the Nominating and Governance Committee, Management Development and Compensation Committee and Audit Committee. Previously, Mr. Templin served as Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company, prior to its sale to XPO Logistics, Inc. in 2015. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin was also a Director of Corporate Finance for Cummins, Inc., a diesel engine manufacturer, a Director of Financial Development at NCR Corporation, a computer hardware and electronics company, and a member of the audit staff of Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Templin is a certified public accountant, a certified management accountant and a member of the Institute of Management Accountants Accounting Honor Society Advisory Board. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015. Mr. Weaver has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Weaver also serves as a Director of Verizon Communications Inc., where he serves as Chair of the Audit Committee. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Dwight L. Bush. Ambassador Bush serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and is a member of the Board of Directors of Santander Bank, N.A. From 2014 to 2017, he served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S.

Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. Ambassador Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). He has served as a member of the Board of Directors of JER Investors Trust, a specialty real estate finance company, and as Director and Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. He also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the American Council of Young Political Leaders, and has served on the executive committee of Cornell University. Ambassador Bush currently serves on each Trust’s Advisory Board. Based on the foregoing, Ambassador Bush is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer, and Hexion Inc., a privately held specialty chemical manufacturer. Previously, Dr. Delgado held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, oral care, pharmaceuticals, medical and office supplies and software. Dr. Delgado also serves as a Director of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado currently serves on each Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Information Concerning Meetings of Trustees and Standing Board Committees

In the following discussion, the Funds are classified by their fiscal year ends, which are set forth on Exhibit A. Each Fund has one of the following five fiscal year ends:

•	March 31

•	August 31

•	October 31

•	November 30

•	December 31

Because these fiscal reporting periods overlap with each other, information provided with respect to the fiscal year end of certain Funds may overlap the information provided with respect to other Funds.

The Trustees held seven meetings during the fiscal year ended August 31, 2019, seven meetings during the fiscal year ended October 31, 2018, six meetings during the fiscal year ended November 30, 2018, six meetings during the fiscal year ended December 31, 2018, and six meetings during the fiscal year ended March 31, 2019. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. Each Trust does not hold an annual meeting of Shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of Shareholders.

The Board has established five standing committees—Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trusts for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Weaver serves as Chair of the Audit Committee. The Audit Committee held five meetings during the fiscal year ended August 31, 2019 and six meetings during each of the fiscal years ended October 31, 2018, November 30, 2018, December 31, 2018 and March 31, 2019, respectively.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees and work to retain high-performing Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during each of the fiscal years ended August 31, 2019 and November 30, 2018, respectively, and three meetings during each of the fiscal years ended October 31, 2018, December 31, 2018 and March 31, 2019, respectively. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee Nominees, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s:(i) experience in business, financial or investment matters or in other fields of endeavor; (ii) reputation; (iii) ability to attend scheduled Board and committee meetings; (iv) general availability to attend to Board business on short notice; (v) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (vi) length of potential service; (vii) commitment to the representation of the interests of the Funds and their Shareholders; (viii) commitment to maintaining and improving Trustee skills and education; and (ix) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by Shareholders. Nominee recommendations should be submitted to a Trust at its mailing address stated in the Funds’ prospectuses and should be directed to the attention of the Governance and Nominating Committee. Shareholders can send other Board communications to the Governance and Nominating Committee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trust and such other persons as the Governance and Nominating Committee deems appropriate.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met five times during each of the fiscal years ended August 31, 2019 and October 31, 2019, respectively, six times during each of the fiscal years ended November 30, 2018 and December 31, 2018, respectively, and five times during the fiscal year ended March 31, 2019. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trusts’ Valuation Procedures. James A. McNamara and Joseph F. DiMaria (Principal Financial Officer and Principal Accounting Officer) serve on the Valuation Committee. The Valuation Committee met twelve times during each of the fiscal years ended August 31, 2019, October 31, 2019, November 30, 2018, December 31, 2018 and March 31, 2019, respectively.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency and certain other agreements with the Funds’ investment advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during each of the fiscal years ended August 31, 2019, October 31, 2019, December 31, 2018 and March 31, 2019, respectively, and three times during the fiscal year ended November 30, 2018. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate all of their occurrences or effects because some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage the Funds’ liquidity risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the Chief Compliance Officer and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Board and Advisory Board Compensation

Each Independent Trustee and Advisory Board Member is compensated with a unitary annual fee for his or her services as a Trustee or Advisory Board Member, as applicable, of a Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees and Advisory Board Members are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trusts may also pay the reasonable incidental costs of a Trustee or Advisory Board Member to attend training or other types of conferences relating to the investment company industry. The following table sets forth certain information with respect to the compensation of each Independent Trustee and Advisory Board Member for the 12-month period ended August 31, 2019.

Compensation Table*

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trusts’ Expenses	Total Compensation From Fund Complex (including the Funds) [4]
Kathryn A. Cassidy	$0	$328,500
Diana M. Daniels	0	328,500
James A. McNamara [1]	—	—
Jessica Palmer [2]	0	493,000
Roy W. Templin	0	328,500
Gregory G. Weaver [3]	0	381,500

*

Effective October 15, 2019, the Board unanimously appointed Ambassador Bush and Dr. Delgado to serve on each Trust’s Advisory Board. Accordingly, Ambassador Bush and Dr. Delgado did not receive compensation during the 12-month period ended August 31, 2019.

1	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
2	Includes compensation as Chair of Board of Trustees.
3	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
4

Represents fees paid to each Trustee during the fiscal year ended August 31, 2019 from the Goldman Sachs Fund Complex. Mr. McNamara oversees 162 portfolios in the fund complex, and each other Trustee oversees 102 portfolios.

NOMINEE/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of each Trust and the Goldman Sachs Fund Complex as of August 31, 2019:

Name of Nominee/Trustee	Dollar Range of Equity Securities in Each Fund (1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Nominee/Trustee
Independent Trustee Nominees
Dwight L. Bush	None	$0

Kathryn A. Cassidy	Goldman Sachs Absolute Return Tracker: $10,001 - $50,000	Over $100,000
Goldman Sachs Dynamic Municipal Income: $50,001 - $100,000
Goldman Sachs Emerging Markets Equity Insights: $10,001 - $50,000
Goldman Sachs Financial Square Money Market: $1 - $10,000
Goldman Sachs High Yield: Over $100,000
Goldman Sachs Inflation Protected Securities: $50,001 - $100,000
Goldman Sachs International Equity Insights: $50,001 - $100,000
Goldman Sachs Mid Cap Value: $50,001 - $100,000
Goldman Sachs Small Cap Value: $50,001 - $100,000
Goldman Sachs Small/Mid Cap Growth: $50,001 - $100,000
Goldman Sachs U.S. Equity Insights: Over $100,000

Joaquin Delgado	None	$0

Gregory G. Weaver	Goldman Sachs Emerging Markets Equity: Over $100,000	Over $100,000
Goldman Sachs Income Builder: Over $100,000
Goldman Sachs International Equity Insights: Over $100,000
Goldman Sachs MLP Energy Infrastructure: Over $100,000

Independent Trustees (Previously Elected)
Jessica Palmer	Goldman Sachs Dynamic Municipal Income: Over $100,000	Over $100,000
Goldman Sachs Growth Opportunities: Over $100,000
Goldman Sachs International Equity Insights: Over $100,000
Goldman Sachs Long Short Credit Strategies: Over $100,000
Goldman Sachs Mid Cap Value: Over $100,000

Diana M. Daniels	Goldman Sachs Dynamic Municipal Income: Over $100,000	Over $100,000
Goldman Sachs Inflation Protected Securities: $50,001 - $100,000
Goldman Sachs Long Short Credit Strategies: $1 - $10,000
Goldman Sachs Short Duration Tax-Free: Over $100,000

Roy W. Templin	Goldman Sachs International Real Estate Securities: Over $100,000	Over $100,000
Goldman Sachs International Small Cap Insights: Over $100,000
Goldman Sachs MLP Energy Infrastructure: $10,001 - $50,000
Goldman Sachs Short Duration Tax-Free: Over $100,000
Goldman Sachs Small/Mid Cap Growth: Over $100,000

Interested Trustee (Previously Elected)
James A. McNamara	Goldman Sachs Financial Square Treasury Solutions: Over $100,000	Over $100,000
Goldman Sachs High Yield Floating Rate: Over $100,000
Goldman Sachs High Yield Municipal: $1 - $10,000
Goldman Sachs Income Builder: Over $100,000
Goldman Sachs International Equity ESG: $50,001 - $100,000
Goldman Sachs Rising Dividend Growth: Over $100,000
Goldman Sachs Short-Term Conservative Income: Over $100,000
Goldman Sachs Strategic Income: Over $100,000
Goldman Sachs Tax-Advantaged Global Equity Portfolio: Over $100,000
Goldman Sachs U.S. Equity Dividend and Premium: Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee/Trustee in the portfolios of the Trusts.

As of September 30, 2019, the Nominees, Trustees and Officers of the Trusts as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds, except for the Income Builder Fund and International Real Estate Securities Fund. As of September 30, 2019, the Nominees, Trustees and Officers of the Trusts, as a group, owned 5.41% of the Income Builder Fund’s outstanding Class P Shares and 1.59% of the International Real Estate Securities Fund’s Institutional Shares.

As of December 31, 2018, none of the Independent Trustees, Nominees nor any member of their immediate family owned any securities issued by GSAM or a sub-adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with GSAM or a sub-adviser, except as provided below.

Ambassador Bush may be deemed to be a beneficial owner of common stock issued by The Goldman Sachs Group, Inc. (“GS Group”) as a result of his ownership of GS Group common stock (as well as the ownership of GS Group common stock by an immediate family member). During the past five years, such common stock had a value exceeding $120,000 in aggregate and represented substantially less than one percent of the outstanding common stock of GS Group. The stock was disposed of prior to the date of this Joint Proxy Statement. GS Group is a controlling person of GSAM, the investment adviser to the Funds.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2

TO APPROVE A CHANGE TO THE GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND’S SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED” AND TO ELIMINATE A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

Goldman Sachs Large Cap Growth Insights Fund

The investment objective of the Goldman Sachs Large Cap Growth Insights Fund (“Large Cap Growth Insights Fund” or the “Fund”) is long-term growth of capital, with dividend income as a secondary consideration. The Large Cap Growth Insights Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.

The Large Cap Growth Insights Fund is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. The Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. As a diversified fund, the Large Cap Growth Insights Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Large Cap Growth Insights Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to U.S. government securities, securities of other investment companies, cash and cash items (including receivables).

The Board, subject to Shareholder approval, has approved a change to the Fund’s sub-classification under the 1940 Act to a “non-diversified” company and to eliminate the Fund’s related fundamental investment restriction. This investment restriction (which may only be changed with shareholder approval) provides that the Large Cap Growth Insights Fund, as a fundamental policy, may not “make any investment inconsistent with the Fund’s classification as a diversified company under the [1940] Act.” If approved, the Large Cap Growth Insights Fund will no longer be subject to the diversification limitation discussed above.

Changing the Large Cap Growth Insights Fund’s status to non-diversified would provide the Fund’s investment adviser, GSAM, with enhanced flexibility to invest a greater portion of the Fund’s assets in one or more issuers. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in issuers that have public stock market capitalizations similar to those of companies constituting the Russell 1000® Index. Given the weightings of certain large capitalization stocks in the Fund’s benchmark, the portfolio managers of the Fund believe that it is important to have this additional flexibility, and that they will be better able to execute the Fund’s investment strategy and other policies with this additional flexibility.

Shareholders should note that if the change in the Large Cap Growth Insights Fund’s sub-classification to “non-diversified” is approved, the Fund may be subject to additional investment risks. This is because, as a non-diversified fund, the Fund would be permitted to invest a greater percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Accordingly, if Proposal 2 is approved, the Fund could be subject to greater risk than it currently is subject to as a diversified fund. The change of the Fund’s sub-classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction was approved unanimously by the Board of the Fund, with adoption and implementation of the new policy conditioned upon Shareholder approval.

It should be noted that, although the Large Cap Growth Insights Fund would no longer be subject to the 1940 Act diversification restrictions if Shareholders approve the proposal at the Meeting, the Fund intends to continue to comply with Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” Under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF

The management of the Trusts does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the person or persons acting thereunder.

OFFICERS OF THE TRUSTS

The following table sets forth the names of the Trusts’ officers and their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trusts’ investment advisers, custodian and distributor, each Trust has no employees. The Trusts’ officers do not receive any compensation from the Trusts for serving as such.

Officers of the Trusts

Name, Age And Address	Position(s) Held With the Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 57	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 51	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015–Present) and Vice President–Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP Income Opportunities Fund (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)).

Julien Yoo 200 West Street New York, NY 10282 Age: 48	Chief Compliance Officer	Since 2019

Vice President, Goldman Sachs (December 2014–Present); Contingent Worker, Goldman Sachs (September 2013–May 2014); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Name, Age And Address	Position(s) Held With the Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 57	Assistant Treasurer	Since 1997

Managing Director, Goldman Sachs (January 2014–Present); and Vice President, Goldman Sachs (May 1992–December 2013).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 61	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000–Present); and Principal Accounting Officer, Commerce Bank Mutual Fund Complex (2008–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2001

Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 36	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013–Present). Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; and Goldman Sachs ETF Trust.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 37	Assistant Treasurer	Since 2019

Vice President, Goldman Sachs (January 2016–Present); and Associate, Goldman Sachs (January 2014–January 2016).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Name, Age And Address	Position(s) Held With the Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 56	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006–Present); Vice President, GSAM (June 1998–Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Miriam Cytryn 200 West Street New York, NY 10282 Age: 61	Vice President	Since 2008

Vice President, GSAM (2008–Present); Vice President of Divisional Management, Investment Management Division (2007–2008); Vice President and Chief of Staff, GSAM US Distribution (2003–2007); and Vice President of Employee Relations, Goldman Sachs (1996–2003).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Levee Brooks 200 West Street New York, NY 10282 Age: 37	Vice President	Since 2019

Managing Director, Goldman Sachs (2017–Present); Vice President, Goldman Sachs (2009–2017); Associate, Goldman Sachs (2006–2009); Analyst, Goldman Sachs (2005–2006); and Chairman of the Board of Directors, Moogi, Inc. (2008–2013).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Frank Murphy 200 West Street New York, NY 10282 Age: 45	Vice President	Since 2019

Managing Director, Goldman Sachs (2015–Present); Vice President, Goldman Sachs (2003–2014); Associate, Goldman Sachs (2001–2002); and Analyst, Goldman Sachs (1999–2001).

Vice President—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Patrick Hyland 200 West Street New York, NY 10282 Age: 45	Vice President	Since 2019

Vice President, Goldman Sachs (2010–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Name, Age And Address	Position(s) Held With the Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
Caroline L. Kraus 200 West Street New York, NY 10282 Age: 42	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

David Fishman 200 West Street New York, NY 10282 Age: 55	Assistant Secretary	Since 2001

Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Robert Griffith 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011–Present); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 39	Assistant Secretary	Since 2018

Managing Director, Goldman Sachs (2018–Present); Vice President, Goldman Sachs (2009–2017); Associate, Goldman Sachs (2006–2008); Analyst, Goldman Sachs (2004–2005).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

1

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on August 13-14, 2019, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trusts on behalf of the Funds with fiscal years ending August 31, 2020 and October 31, 2020. At a meeting of the Board of Trustees held on February 12-13, 2019, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trusts on behalf of the Funds with the fiscal year ending November 30, 2019, December 31, 2019, and March 31, 2020 and on behalf of the Goldman Sachs Municipal Income Completion Fund for its initial fiscal year period.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from Shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the annual, and in certain cases semi-annual, financial statements of the Funds in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2017	December 31, 2018
GSVIT	$508,700	$476,700

Trust	For the Fiscal Year Ending
	August 31, 2018	August 31, 2019
GST	$3,442,690	$4,421,760

Fees included in the audit fees category are those associated with the annual and in certain cases semi-annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Funds (but not reported as audit fees in the table above) in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2017	December 31, 2018
GSVIT	$0	$18,142

Trust	For the Fiscal Year Ending
	August 31, 2018	August 31, 2019
GST	$485,871	$216,184

Fees included in the audit-related category are those associated with other attest services.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of audit-related fees billed by the Funds’ independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

Trust	For the Fiscal Year Ending		Description of Services Rendered
	December 31, 2017	December 31, 2018
GSVIT	$1,860,429	$1,845,098	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-U.S. jurisdictions. These fees are borne by the Funds’ investment adviser.

Trust	For the Fiscal Year Ending		Description of Services Rendered
	August 31, 2018	August 31, 2019
GST	$1,897,685	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-U.S. jurisdictions. These fees are borne by the Funds’ investment adviser.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for tax compliance, tax advice and tax planning in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2017	December 31, 2018
GSVIT	$116,271	$116,270

Trust	For the Fiscal Year Ending
	August 31, 2018	August 31, 2019
GST	$1,505,569	$1,177,014

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountants’ tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No tax fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Trusts, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, in each of the last two fiscal years of each Trust.

PricewaterhouseCoopers LLP did not bill any fees for professional services rendered to the Trusts, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trusts during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No other fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of each Trust.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trusts by PricewaterhouseCoopers LLP in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2017	December 31, 2018
GSVIT	$116,271	$134,412

Trust	For the Fiscal Year Ending
	August 31, 2018	August 31, 2019
GST	$1,991,440	$1,393,197

The aggregate non-audit fees billed to the Trusts’ investment advisers and service affiliates by PricewaterhouseCoopers LLP for non-audit services in each of the last two fiscal years of each Trust, were:

Trust	For the Fiscal Year Ending
	December 31, 2017	December 31, 2018
GST/GSVIT	$9,700,000	$12,300,00

With regard to the aggregate non-audit fees billed to the Trusts’ investment advisers and service affiliates, the amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trusts’ operations or financial reporting.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with, the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Trusts’ independent registered public accountants.

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of each Trust sets forth the procedures and the conditions pursuant to which services performed by an independent auditor of the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. The election of each Nominee of a Trust requires a plurality of the votes cast by all Shareholders of that Trust present at the Meeting. Because each Fund is a series of the respective Trust, with respect to Proposal 1, your vote will be counted together with the votes of Shareholders of the other Funds of that Trust. Cumulative voting is not permitted. Proposal 2 will be voted upon separately by Shareholders of the Large Cap Growth Insights Fund. The adoption of Proposal 2 requires an affirmative vote of the lesser of: (i) 67% or more of the voting securities of the Large Cap Growth Insights Fund that are present at the meeting or represented by proxy, if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of any Proposal. Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Brokers who hold shares in street name for customers generally have discretionary authority to vote on “routine” proposals when they have not received instructions from the beneficial owners of those shares. The election of Trustees is a “routine” proposal and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of Proposal 1. Broker non-votes, if any, will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of any Proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1 (other than for quorum purposes), for which the required vote is a plurality of the votes cast, but effectively will be a vote against Proposal 2, for which the required vote is a 1940 Act Majority.

With respect to GSVIT, Life Companies that use shares of a Fund as funding media for its variable contracts will vote shares of the Fund held by its Accounts in accordance with the instructions received from variable contract holders. The Life Companies will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for,” “against” or “withhold authority”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to Shareholders or variable contract owners.

SHAREHOLDER PROPOSALS

Each Trust is not required and does not intend to hold a meeting of Shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any Shareholder desiring to present a proposal for consideration at the next meeting of Shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to each respective Trust at its address stated on the first page of this Joint Proxy Statement.

ADDITIONAL INFORMATION

Investment Advisers/Administrators

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Goldman Sachs Asset Management International

Christchurch Court

10-15 Newgate Street

London, England EC1A 7HD

Distributor

Goldman Sachs & Co. LLC

200 West Street

New York, NY10282

November 14, 2019

Shareholders and variable contract owners who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact the Trusts at 1-800-621-2550.

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of November 4, 2019 is set forth in the table below.

Fund	Outstanding Shares
Fiscal Year End 3/31
Goldman Sachs Bond Fund	[ ]
Goldman Sachs Core Fixed Income Fund	[ ]
Goldman Sachs Dynamic Municipal Income Fund	[ ]
Goldman Sachs Emerging Markets Debt Fund	[ ]
Goldman Sachs Enhanced Income Fund	[ ]
Goldman Sachs Global Income Fund	[ ]
Goldman Sachs Government Income Fund	[ ]
Goldman Sachs High Quality Floating Rate Fund	[ ]
Goldman Sachs High Yield Floating Rate Fund	[ ]
Goldman Sachs High Yield Fund	[ ]
Goldman Sachs High Yield Municipal Fund	[ ]
Goldman Sachs Inflation Protected Securities Fund	[ ]
Goldman Sachs Investment Grade Credit Fund	[ ]
Goldman Sachs Local Emerging Markets Debt Fund	[ ]
Goldman Sachs Long Short Credit Strategies Fund	[ ]
Goldman Sachs Municipal Income Completion Fund	[ ]
Goldman Sachs Short Duration Government Fund	[ ]
Goldman Sachs Short Duration Income Fund	[ ]
Goldman Sachs Short Duration Tax-Free Fund	[ ]
Goldman Sachs Short-Term Conservative Income Fund	[ ]
Goldman Sachs Strategic Income Fund	[ ]
Goldman Sachs U.S. Mortgages Fund	[ ]

Fiscal Year End 8/31
Goldman Sachs Blue Chip Fund	[ ]
Goldman Sachs Capital Growth Fund	[ ]
Goldman Sachs Concentrated Growth Fund	[ ]
Goldman Sachs Enhanced Dividend Global Equity Portfolio	[ ]
Goldman Sachs Equity Income Fund	[ ]
Goldman Sachs Flexible Cap Fund	[ ]
Goldman Sachs Focused Value Fund	[ ]
Goldman Sachs Global Managed Beta Fund	[ ]
Goldman Sachs Growth Opportunities Fund	[ ]
Goldman Sachs Large Cap Value Fund	[ ]
Goldman Sachs Mid Cap Value Fund	[ ]
[Goldman Sachs Small Cap Growth Fund]	[ ]
Goldman Sachs Small Cap Value Fund	[ ]
Goldman Sachs Small/Mid Cap Growth Fund	[ ]
Goldman Sachs Small/Mid Cap Value Fund	[ ]
Goldman Sachs Strategic Factor Allocation Fund	[ ]
Goldman Sachs Strategic Growth Fund	[ ]
Goldman Sachs Tactical Tilt Overlay Fund	[ ]
Goldman Sachs Tax-Advantaged Global Equity Portfolio	[ ]
Goldman Sachs Technology Opportunities Fund	[ ]
Goldman Sachs Financial Square Federal Instruments Fund	[ ]

Fund	Outstanding Shares
Goldman Sachs Financial Square Government Fund	[ ]
Goldman Sachs Financial Square Money Market Fund	[ ]
Goldman Sachs Financial Square Prime Obligations Fund	[ ]
Goldman Sachs Financial Square Treasury Instruments Fund	[ ]
Goldman Sachs Financial Square Treasury Obligations Fund	[ ]
Goldman Sachs Financial Square Treasury Solutions Fund	[ ]
Goldman Sachs Investor Money Market Fund	[ ]
Goldman Sachs Investor Tax-Exempt Money Market Fund	[ ]

Fiscal Year End 10/31
Goldman Sachs China Equity Fund (formerly Asia Equity Fund) (effective November 20, 2019)	[ ]
Goldman Sachs Emerging Markets Equity Fund	[ ]
Goldman Sachs Emerging Markets Equity Insights Fund	[ ]
Goldman Sachs ESG Emerging Markets Equity Fund	[ ]
Goldman Sachs Imprint Emerging Markets Opportunities Fund	[ ]
Goldman Sachs Income Builder Fund	[ ]
Goldman Sachs International Equity ESG Fund	[ ]
Goldman Sachs International Equity Income Fund	[ ]
Goldman Sachs International Equity Insights Fund	[ ]
Goldman Sachs International Small Cap Insights Fund	[ ]
Goldman Sachs Large Cap Growth Insights Fund	[ ]
Goldman Sachs Large Cap Value Insights Fund	[ ]
Goldman Sachs Rising Dividend Growth Fund	[ ]
Goldman Sachs Small Cap Equity Insights Fund	[ ]
Goldman Sachs Small Cap Growth Insights Fund	[ ]
Goldman Sachs Small Cap Value Insights Fund	[ ]
Goldman Sachs U.S. Equity Insights Fund	[ ]

Fiscal Year End 11/30
Goldman Sachs MLP Energy Infrastructure Fund	[ ]
Goldman Sachs MLP & Energy Fund	[ ]

Fiscal Year End 12/31
Goldman Sachs Absolute Return Tracker Fund	[ ]
Goldman Sachs Alternative Premia Fund	[ ]
Goldman Sachs Balanced Strategy Portfolio	[ ]
Goldman Sachs Commodity Strategy Fund	[ ]
Goldman Sachs Dynamic Global Equity Fund	[ ]
Goldman Sachs Global Infrastructure Fund	[ ]
Goldman Sachs Global Real Estate Securities Fund	[ ]
Goldman Sachs Growth and Income Strategy Portfolio	[ ]
Goldman Sachs Growth Strategy Portfolio	[ ]
Goldman Sachs International Equity Dividend and Premium Fund	[ ]
Goldman Sachs International Real Estate Securities Fund	[ ]
Goldman Sachs International Tax-Managed Equity Fund	[ ]
Goldman Sachs Managed Futures Strategy Fund	[ ]
Goldman Sachs Real Estate Securities Fund	[ ]
Goldman Sachs Satellite Strategies Portfolio	[ ]
Goldman Sachs U.S. Tax-Managed Equity Fund	[ ]
Goldman Sachs U.S. Equity Dividend and Premium Fund Goldman Sachs Variable Insurance Trust Core Fixed Income Fund	[ ] [ ]

Fund	Outstanding Shares
Goldman Sachs Variable Insurance Trust Equity Index Fund	[ ]
Goldman Sachs Variable Insurance Trust Global Trends Allocation Fund	[ ]
Goldman Sachs Variable Insurance Trust Government Money Market Fund	[ ]
Goldman Sachs Variable Insurance Trust Growth Opportunities Fund	[ ]
Goldman Sachs Variable Insurance Trust High Quality Floating Rate Fund	[ ]
Goldman Sachs Variable Insurance Trust International Equity Insights Fund	[ ]
Goldman Sachs Variable Insurance Trust Large Cap Value Fund	[ ]
Goldman Sachs Variable Insurance Trust Mid Cap Value Fund	[ ]
Goldman Sachs Variable Insurance Trust Multi-Strategy Alternatives Portfolio	[ ]
Goldman Sachs Variable Insurance Trust Strategic Growth Fund	[ ]
Goldman Sachs Variable Insurance Trust Small Cap Equity Insights Fund	[ ]
Goldman Sachs Variable Insurance Trust U.S. Equity Insights Fund	[ ]

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of September 30, 2019, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
FISCAL YEAR END 3/31

BOND FUND CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,251,006.83	26.57%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	1,502,680.38	17.74%

	MML Distributor, LLC, Mass Mutual Life Insurance, 1295 State St. MIP C105, Springfield, MA 01111-0001	1,185,017.34	13.99%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	593,392.97	7.00%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market Street, Saint Louis, MO 63103-2523	159,182.19	18.62%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	122,737.02	14.36%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR1, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	117,951.78	13.80%

	Cambridge Investment Research, Ascensus Trust Company FBO Associates in Hearing Inc., PS Plan 211635, PO Box 10758, Fargo, ND 58106-0758	116,075.49	13.58%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	89,550.34	10.47%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	74,515.28	8.72%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	3,652,363.35	27.65%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Voya Institutional Plan Services LLC, Voya Institutional TR Co as TTEE, Custodian for Core Market Solutions, 30 Braintree Hill Office Park, Braintree, MA 02184-8747	2,240,759.14	16.96%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,138,377.80	8.62%

	Winthrop University Hospital, Pool Fund, 700 Hicksville Rd. Ste. 205, Bethpage, NY 11714-3472	871,863.20	6.60%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market Street, St Louis, MO 63103-2523	867,581.77	6.57%

INVESTOR SHARES	Prudential PIMS/Retirement, AS Nominee for the TTEE/Cust Pl 767, Retirement Plan For the Employees of 5550 Peachtree PKWY STE 500, Norcross, GA 30092-2555	903,487.40	26.25%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	791,409.11	22.99%

	GWFS Equities Inc., Great West Trust Co. LLC, FBO Recordkeeping for various benefit Pl Omniputnam, 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	657,422.46	19.10%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	434,652.49	12.63%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	386,554.96	11.23%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	8,770,419.89	99.99%

CLASS R SHARES	MML Distributor, LLC-Aviator, Mass Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	257,986.46	39.13%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	87,160.62	13.22%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GWFS Equities Inc., Morse Chevrolet Inc. TTEE FBO Morse Chevrolet Inc. RSP 401k, C/O Fascore LLC. 8515 E Orchard Rd # 2T2, Greenwood Village, CO 80111-5002	73,370.19	11.13%

	GWFS Equities Inc., J M Fahey Construction Company TTEE, J M Fahet Construction Company 401k, C/O Fascore LLC. 8515 E Orchard Rd # 2T2, Greenwood Village, CO 80111-5002	52,343.34	7.94%

	Hartford Life Insurance Company, The Hartford, 1 Hartford Plz., Hartford, CT 06155-0001	50,214.11	7.62%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	36,185.31	5.49%

CLASS R6 SHARES	MML Distributors, LLC- PE, Reliance Trust Co., Custodian, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	2,542,525.24	33.58%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,866,623.34	24.65%

	GWFS Equities Inc., Great-West Trust Company LLC FBO Employee Benefits Clients 401K, 8515 E Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	581,545.99	7.68%

	Valic Financial Advisors Inc., VRSCO, FBO AIGFSB Cust. TTEE FBO COOP SCHL DIST of GTR St. Louis 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	477,815.58	6.31%

	Valic Financial Advisors Inc., VRSCO, FBO AIGFSB Cust. TTEE FBO Minneapolis Public Schools 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	461,736.62	6.10%

SERVICE SHARES	MSCS Financial Services LLC, PAI Trust Company, Inc., the Rhoads Group 401(k) P/S Plan, 1300 Enterprise Dr., De Pere, WI 54115-4934	1,905.55	48.15%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,602.01	40.48%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	MSCS Financial Services LLC, PAI Trust Company, Inc., SK MD PC, 1300 Enterprise Dr., De Pere, WI 54115-4934	449.99	11.37%

CORE FIXED INCOME FUND CLASS A SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	4,318,633.05	42.84%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	2,529,870.61	25.09%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	82,557.66	14.10%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	59,212.10	10.11%

	Mid Atlantic Capital Corp., FBO Distinctive Car Toyz of Pleasantville, Pleasantville, NJ 08232	40,386.99	6.90%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	36,947.36	6.31%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	35,521.74	6.07%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RT5, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	34,842.66	5.95%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	30,976.32	5.29%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11,675,221.36	64.51%

	Reliance Trust Co., Reliance Trust Company FBO Bancorp South EB R/R, P.O. Box 48529, Atlanta, GA 30362-1529	2,142,117.92	11.84%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,450,243.10	50.74%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	859,378.02	30.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Prudential PIMS/Retirement, AS Nominee for the TTEE/Cust Pl 900, Tishman Speyer Properties LP, 11 W 42nd St. Fl. 2, New York, NY 10036-8008	359,045.13	12.56%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	53,193,018.32	99.63%

CLASS R SHARES	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	353,631.16	75.59%

	GWFS Equities Inc., FBO PPL Motor Homes 401k, C/O Fascore LLC, 8515 E Orchard Rd # 2T2, Greenwood Village, CO 80111-5002	38,394.85	8.21%

CLASS R6 SHARES	Goldman Sachs Asset Management LP, KPMG Partner Pension Plan, 3 Chestnut Ridge Rd, Montvale, NJ 07645-1842	7,619,644.03	51.37%

	Goldman Sachs Asset Management LP, Magna US Consolidated Pension Pln, 750 Tower DR MSC 7000, Troy, MI 48098-2863	6,238,755.04	42.06%

SERVICE SHARES	TCA TrustCorp. America, 5301 Wisconsin Ave. NW, 4th Fl, Washington, DC 20015-2047	61,722.40	72.57%

	Charles Schwab & Company, Charles Schwab & Co Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	12,344.65	14.51%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	6,084.11	7.15%

DYNAMIC MUNICIPAL INCOME FUND CLASS A SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market Street, St Louis, MO 63103-2523	13,798,361.54	18.69%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	8,930,188.16	12.10%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	7,831,031.74	10.61%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	7,818,473.86	10.59%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PP5, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	7,470,772.72	10.12%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5,794,817.37	7.85%

	Charles Schwab & Company, Charles Schwab & Co Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	5,290,958.87	7.17%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	4,556,914.14	6.17%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market Street, Saint Louis, MO 63103-2523	2,074,317.78	27.65%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR9, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,428,909.35	19.05%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,075,199.91	14.33%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	865,812.16	11.54%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	488,102.31	6.51%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	377,624.67	5.03%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	48,979,945.86	24.72%

	Charles Schwab & Company, Charles Schwab & Co Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	34,458,713.64	17.39%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	27,501,622.63	13.88%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	23,160,480.89	11.69%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market Street, Saint Louis, MO 63103-2523	14,017,551.50	7.08%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	13,986,932.02	7.06%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	11,428,232.98	5.77%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	18,314,273.99	39.48%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	13,539,945.15	29.19%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	11,227,839.56	24.20%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	2,925,506.66	6.31%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	91,511,043.22	99.61%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	3,846,058.03	95.16%

SERVICE SHARES	BB&T Securities LLC, Customers, 20525 Wellington Ct, Colton Point, MD 20626-2132	9,578.14	67.58%

	TCA TrustCorp. America, 5301 Wisconsin Ave. NW, 4th Fl, Washington, DC 20015-2047	1,284.52	9.06%

	BB&T Securities LLC, Customers, PT Pleas Bch, NJ 08742-3330	1,241.47	8.76%

	BB&T Securities LLC, Customers, 402 New Jersey Ave., PT Pleas Bch, NJ 08742-3330	993.17	7.01%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn: Mutual Fund Ops Manager, 60 S 6th ST. Ste. 700 #P08, Minneapolis, MN 55402-4413	842.39	5.94%

EMERGING MARKETS DEBT FUND CLASS A SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,082,775.98	24.00%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	551,983.31	12.23%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	518,885.34	11.50%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	478,834.17	10.61%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	368,317.18	8.16%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	357,585.58	7.93%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	238,942.61	5.30%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	429,290.17	28.84%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	307,069.70	20.63%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	169,836.46	11.41%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR1, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	151,280.35	10.16%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	102,476.71	6.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	76,996.68	5.17%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	29,772,947.83	34.70%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	14,357,717.57	16.73%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	9,690,513.78	11.29%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	7,396,161.68	8.62%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	5,776,895.07	6.73%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	3,073,100.67	38.84%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	2,063,934.90	26.08%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	1,704,777.65	21.55%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	641,791.19	8.11%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	1,232,626.28	99.93%

CLASS R6 SHARES	JP Morgan Securities LLC FBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	5,483,376.45	28.27%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Satellite Strategies Portfolio, Emerging Markets Debt, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	4,529,329.03	23.36%

	GWFS Equities Inc., Employee & Agent Pension Benefit Plan, GWLA Fin., 8515 E Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	2,298,047.39	11.85%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth & Income Strategy, Emerging Markets Debt, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,870,428.99	9.64%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth Strategy, Emerging Markets Debt, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,736,371.23	8.95%

ENHANCED INCOME FUND CLASS A SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	301,522.25	25.02%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RJ3, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	127,243.13	10.56%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	106,866.74	8.87%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	98,806.77	8.20%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	91,605.31	7.60%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	86,085.03	7.14%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	61,855.01	5.13%

ADMINISTRATION SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	364,291.04	98.21%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	Reliance Trust Comoany/FIS, Vallee & Co. FBO FCB C/O Reliance Trust Co (WI), 480 Pilgrim Way – Suite 1000, Green Bay, WI 54304-5280	6,565,460.42	23.34%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5,428,802.51	19.30%

	National Grid Insurance USA Ltd., 1 Metrotech Center, Brooklyn, NY 11201-3948	5,356,316.38	19.04%

	Reliance Trust Comoany/FIS, Mitra & Co. FBO FCB C/O Reliance Trust Co (WI), 480 Pilgrim Way – Suite 1000, Green Bay, WI 54304-5280	3,449,674.77	12.27%

	Reliance Trust Comoany/FIS, Mitra & Co. FBO FCB ERISA DB C/O Reliance Trust Co (WI), 480 Pilgrim Way – Suite 1000, Green Bay, WI 54304-5280	1,900,845.90	6.76%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	1,544,966.30	5.49%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	599,334.00	77.81%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	170,904.91	22.19%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	18,443,998.23	99.99%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	4,927,719.86	91.92%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	319,221.86	5.95%

GLOBAL INCOME FUND CLASS A SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,089,460.40	25.06%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	675,787.22	15.55%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	629,388.41	14.48%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PS4, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	412,085.50	9.49%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	325,868.75	7.50%

CLASS C SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	146,301.42	25.32%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	88,150.66	15.26%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR3, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	61,338.75	10.62%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	53,420.29	9.25%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	37,359.56	6.47%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	34,797.76	6.02%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11,067,375.56	54.54%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	2,744,103.61	13.52%

	Vanguard Fiduciary Trust Company, Attn: Outside Funds K22, PO Box 2600, Valley Forge, PA 19482-2600	1,274,475.20	6.28%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,270,332.03	6.26%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	1,812,801.41	43.11%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,124,047.94	26.73%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	533,904.76	12.70%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	267,789.68	6.37%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	626,809.59	99.86%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co Cust, FBO Goldman Sachs Balanced Strategy, Omnibus A/C – Global Income Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	11,386,064.79	51.38%

	Goldman Sachs Trust, State Street Bank & Trust Co Cust, FBO Goldman Sachs Growth & Income Strategy, Omnibus A/C – Global Income Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	8,792,120.35	39.68%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	1,244,636.34	5.62

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	50,055.11	79.32%

	Principal Securities, Inc., DCGT as TTEE and/or Cust. FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	6,791.56	10.76%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	6,103.67	9.67%

GOVERNMENT INCOME FUND CLASS A SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	1,181,713.89	21.16%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97PP7, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	535,579.67	9.59%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	MSCS Financial Services LLC, Matrix Trust Company, Meek Lumber Co Retirement Plan, PO Box 52129, Phoenix, AZ 85072-2129	411,257.57	7.36%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	312,971.44	5.60%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	61,383.48	25.78%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR6, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	54,028.47	22.69%

	Mid Atlantic Capital Corp., Geo Imaging Solutions Inc. 401(k) PR, 2150 Town Square Pl Ste. 290, Sugar Land, TX 77479-1643	16,352.74	6.87%

	FSC Securities Corp., Hillock Anodizing, Inc. 401k, 19 Legacy Oaks Dr., Richboro, PA 18954-2200	13,190.22	5.54%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,852,318.82	30.47%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,492,927.74	15.95%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,386,555.71	14.81%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	1,236,359.39	13.21%

	Wells Fargo Bank NA, Wells Fargo Bank FBO Various Retirement Plans, 9888888836 NC 1151, 1525 West WT Harris BLVD, Charlotte, NC 28288-1076	472,384.56	5.05%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	35,283.16	33.87%

	Principal Securities, Inc., DCGT as TTEE and/or Cust. FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	18,312.64	17.58%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	17,717.85	17.01%

	ADP/Broker Dealer Inc., State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	8,887.07	8.53%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	6,718.51	6.45%

	Mid Atlantic Capital Corp., Mid Atlantic TR Co FBO BYL Risk Management LLC 401k PSP & Trust, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228	5,289.15	5.08%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	868,202.71	99.92%

CLASS R SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	910,158.56	66.48%

	MML Distributor, LLC, Mass Mutual Life Insurance, 1295 State St. MIP C105, Springfield, MA 01111-0001	145,285.09	10.61%

	MML Distributors, LLC- PE, Reliance Trust Co., Custodian, FBO MassMutual Omnibus PE, PO Box 28004, Atlanta, GA 30358-0004	104,900.31	7.66%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	80,887.77	5.91%

CLASS R6 SHARES	MML Distributors LLC, Massachusetts Mutual Insurance Co., 1295 State Street, MIP M200-INVST, Springfield, MA 01111-0001	128,015.81	21.86%

	Reliance Trust Co., Reliance Trust Company, P.O. Box 48529, Atlanta, GA 30362-1529	100,724.38	17.20%

	MSCS Financial Services LLC, SEI Private Trust Company C/O Johnson Bank ETS ID 243, Attn: Mutual Funds Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	77,696.54	13.27%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	53,045.79	9.06%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	51,251.90	8.75%

SERVICE SHARES	Security Benefit Life Insurance Co., UMB Bank NA, FBO Fiduciary for Tax Deferred Accts., 1 SW Security Benefit Pl., Topeka, KS 66636-1000	1,653,196.91	69.08%

	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	420,548.85	17.57%

	Security Benefit Life Insurance Co., SBL Variable Annuity Acct XIV, 1 SW Security Benefit Pl., Topeka, KS 66636-1000	127,415.54	5.32%

HIGH QUALITY FLOATING RATE FUND CLASS A SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	310,770.91	28.18%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	210,742.47	19.11%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	207,315.47	18.80%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	140,230.26	12.72%

INSTITUTIONAL SHARES	Reliance Trust Company/FIS, Maril & Co. FBOSG, C/O Reliance Trust Company (WI), 480 Pilgrim Way Ste. 1000, Green Bay, WI 54304-5280	3,844,892.19	47.71%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,987,992.12	24.67%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	555,655.87	6.90%

INVESTOR SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	707,306.67	50.33%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	638,355.29	45.42%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	29,253,292.53	99.60%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	288,783.87	99.18%

SERVICE SHARES	GWFS Equities Inc., Gilmore Obrien & Johansen TTEE FBO Producers Livestock Marketing ASSOC C/O Fascore LLC, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	6,082.56	42.75%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	2,261.40	15.89%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,121.34	14.91%

	Devon Bank, Attn: Trust Operations, 6445 N Western Ave. Ste. 300, Chicago, IL 60645-5494	1,909.67	13.42%

	GWFS Equities Inc., Capital Bank & Trust Co. TTEE FBO, G Pucci & Sons Inc. 401k, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	1,673.12	11.76%

GS HIGH YIELD FLOATING RATE FUND CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	111,206.59	29.69%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	74,363.63	19.85%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	67,332.38	17.98%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	41,472.50	11.07%

CLASS C SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	23,867.82	22.36%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	21,862.87	20.48%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	20,449.39	19.16%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	19,378.65	18.16%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	7,903.79	7.41%

INSTITUTIONAL SHARES	Goldman Sachs Asset Management, Advanced Series Trust AST Goldman Sachs Multi-Asset Portfolio, 655 Broad St. Fl. 17, Newark, NJ 07102-4419	5,444,250.65	40.10%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,760,457.30	12.97%

	JP Morgan Securities LLC FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	1,710,673.44	12.60%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,618,608.60	11.92%

INVESTOR SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	74,624.80	48.49%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	68,625.55	44.59%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	10,637.73	6.91%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	209,862,104.49	99.84%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,348.96	100%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Satellite Strategies Portfolio, GS High Yield Floating Rate Fund C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	2,106,224.36	54.65%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth & Income Strategy, GS Financial Sq Government Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	9,120.35	23.67%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Balanced Strategy, GS Financial Sq Government Fund, C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	6,974.39	18.10%

HIGH YIELD FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	5,185,786.50	21.34%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,235,466.65	9.20%

	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	1,893,134.82	7.79%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,770,843.42	7.29%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	1,535,686.57	6.32%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	507,271.35	24.54%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	431,035.39	20.85%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR4, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	219,792.21	10.63%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	212,889.24	10.30%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	124,566.98	6.03%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	103,410.84	5.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11,950,525.84	23.50%

	Factory Mutual Insurance Company, Pension Plan, 404 Wyman St. Ste. 390, Waltham, MA 02451-1275	11,698,240.91	23.01%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	3,806,893.36	7.49%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	3,085,250.17	6.07%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	1,467,462.73	54.28%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	838,499.36	31.02%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	288,460.52	10.67%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	256,404,323.45	99.83%

CLASS R SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	1,595,584.00	82.03%

	MML Distributor, LLC, Mass Mutual Life Insurance, 1295 State St. MIP C105, Springfield, MA 01111-0001	253,254.11	13.02%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Satellite Strategies Portfolio, GS High Yield Fund C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	5,953,576.55	58.90%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth & Income, High Yield Fund C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,369,205.25	13.55%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth Strategy, High Yield Fund C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,252,417.66	12.39%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Balanced Strategy, High Yield Fund C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	785,715.72	7.77%

SERVICE SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	798,255.82	68.69%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	195,331.79	16.81%

	MML Distributors, LLC- PE, Reliance Trust Co., Custodian, FBO MassMutual Omnibus PE, PO Box 28004, Atlanta, GA 30358-0004	67,605.82	5.82%

	TCA TrustCorp America, 5301 Wisconsin Ave. NW, Fourth Floor, Washington, DC 20015-2047	60,278.77	5.19%

HIGH YIELD MUNICIPAL FUND CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	9,089,049.85	21.36%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	5,555,070.73	13.05%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	5,083,800.41	11.95%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	4,848,130.61	11.39%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	3,431,964.40	8.07%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	2,400,987.34	5.64%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	2,343,657.86	5.51%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	2,222,959.36	5.22%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	2,222,526.60	30.06%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,021,978.15	13.82%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	713,981.32	9.66%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	604,923.66	8.18%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	566,455.56	7.66%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	505,895.44	6.84%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	505,196.29	6.83%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	15,217,574.66	15.89%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	11,772,428.17	12.29%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	10,192,617.03	10.64%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	9,203,341.59	9.61%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	8,055,047.90	8.41%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	7,312,391.26	7.64%

	MSCS Financial Services LLC, Zions First National Bank 0, PO Box 30880, Salt Lake City, UT 84130-0880	6,441,959.92	6.73%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	5,458,325.09	5.70%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	8,623,762.80	29.05%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	8,492,605.67	28.61%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	5,252,866.08	17.70%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	3,395,456.86	11.44%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn: Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	1,934,250.82	6.52%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	633,929,043.15	98.72

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,134.24	100%

INFLATION PROTECTED SECURITIES FUND CLASS A SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RS6, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,776,465.73	35.39%

	MSCS Financial Services LLC, Trukan & Co., PO Box 3699, Wichita, KS 67201-3699	976,730.45	19.46%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	270,188.89	5.38%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	258,692.08	5.15%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	118,511.36	42.67%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	41,973.43	15.11%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	15,478.42	5.57%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	14,709.74	5.30%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	4,383,868.74	30.27%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,901,023.41	13.13%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,363,021.60	9.41%

	MSCS Financial Services LLC, Trukan & Co., PO Box 3699, Wichita, KS 67201-3699	961,963.12	6.64%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	771,511.58	5.33%

INVESTOR SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	657,406.29	36.42%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	316,259.42	17.52%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	311,941.20	17.28%

	MSCS Financial Services LLC, Matrix Trust Company, FBO Texas Roadhouse Management, Corp. Deferred Compensation Plan, PO Box 52129, Phoenix, AZ 85072-2129	170,173.30	9.43%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	10,739,605.90	99.99%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	306,353.22	21.47%

CLASS R6 SHARES	ADP/Broker Dealer Inc., State Street Bank and Trust AS, Trustee and/or Custodian, FBO ADOP Access Product, 1 Lincoln St., Boston, MA 02111-2901	1,178,710.94	29.69%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,062,821.47	26.78%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	661,428.02	16.66%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	393,852.35	9.92%

INVESTMENT GRADE CREDIT FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	213,976.26	24.02%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	180,604.02	20.27%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	128,229.03	14.39%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	64,043.70	7.19%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	60,632.82	6.81%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	3,380,712.50	71.64%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	676,992.11	14.35%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	362,031.57	7.67%

SEPARATE ACCOUNT INSTITUTIONAL SHARES	GS PWM INSTL Class, Goldman, Sachs & CO. FBO ACCT# 021117726 C/O Mutual Fund OPS 200, West Street, New York, NY 10282-2198	2,095,350.56	8.74%

	GS PWM INSTL Class, Goldman, Sachs & CO. FBO ACCT# 021117601 C/O Mutual Fund OPS 200, West Street, New York, NY 10282-2198	1,523,745.10	6.35%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	285,056.76	78.30%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	36,404.00	10.00%

	Mid Atlantic Capital Corp., Mid Atlantic Trust Company FBO Liberty National Bank Safe Harbor 401(k) Profit Sharing Plan, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228	35,040.93	9.63%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	20,368,197.21	99.99%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	96,277.26	97.83%

LOCAL EMERGING MARKETS DEBT FUND CLASS A SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	215,125.73	22.07%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	161,791.02	16.60%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	133,519.86	13.70%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	121,132.83	12.43%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	98,786.50	10.13%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	60,587.40	6.22%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	53,601.75	5.50%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	48,949.14	5.02%

CLASS C SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	224,270.47	42.71%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	84,061.72	16.01%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	61,261.31	11.67%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	40,957.11	7.80%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	34,421.04	6.56%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	27,986.64	5.33%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,806,440.93	42.42%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	622,955.32	14.63%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	595,805.86	13.99%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	391,755.88	9.20%

	MSCS Financial Services LLC, Naidot & Co, C/O Bessemer Trust Co, 100 Woodbridge Center DR Woodbridge, NJ 07095-1162	223,944.65	5.26%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	968,338.82	82.73%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	124,352.67	10.62%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,791,204.58	94.70%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Satellite Strategies Portfolio, Local Emerging Markets Debt C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	2,852,068.93	42.39%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth & Income, Local Emerging Markets Debt C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,601,493.15	23.80%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Growth Strategy, Local Emerging Markets Debt C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	1,387,316.03	20.62%

	Goldman Sachs Trust, State Street Bank & Tr Co Cust, GS Trust Balanced Strategy, Local Emerging Markets Debt C/O State Street Corporation, 2 Avenue De Lafayette Fl 6 Boston, MA 02111-1888	880,018.35	13.08%

LONG SHORT CREDIT STRATEGIES FUND CLASS A SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	80,062.63	37.66%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	36,335.02	17.09%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn Mutual Fund Ops Manager, 60 S 6th ST. Ste. 700 #P08, Minneapolis, MC 55402-4413	24,542.49	11.55%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	22,379.94	10.53%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	15,447.01	7.27%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	12,583.33	5.92%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	11,717.60	5.51%

CLASS C SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	30,633.49	34.09%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	22,326.85	24.84%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	11,835.47	13.17%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	8,043.27	8.95%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6,502.07	7.23%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	4,532.50	5.04%

INSTITUTIONAL SHARES	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	813,598.84	33.66%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	469,640.23	19.43%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	416,746.94	17.24%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	262,816.90	10.87%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	E*Trade Clearing LLC, E*Trade Savings Bank FBO #32, PO Box 6503, Englewood, CO 80155-6503	163,628.21	6.77%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	145,178.52	6.01%

INVESTOR SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	194,410.43	47.20%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	113,731.97	27.61%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	48,078.15	11.67%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	31,560.46	7.66%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	9,170,619.65	98.81%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,906.88	100%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, GS Variable Insurance Trust – GS Multi-Strategy Alternatives Portfolio, 70 Fargo Street, Boston, MA 02210-2126	240,239.20	99.52%

MUNICIPAL INCOME COMPLETION FUND SEPARATE ACCOUNT INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	507,305.20	100.00%

SHORT DURATION GOVERNMENT FUND CLASS A SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97P46, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,159,126.34	15.45%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	754,133.30	10.05%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	743,763.43	9.92%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Nationwide Investment Services, Nationwide Trust Co. FSB C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	733,797.04	9.78%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	531,642.76	7.09%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	410,853.54	5.48%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	499,948.52	38.58%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	132,892.47	10.25%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RS3, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	128,711.11	9.93%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	102,275.24	7.89%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	87,696.29	6.77%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	84,321.62	6.51%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	8,416,769.04	22.07%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	5,559,026.85	14.58%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5,424,710.48	14.22%

	SEI Private trust Company, C/O Hills Bank & Trust ID 533, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	3,746,889.79	9.82%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	2,311,190.40	6.06%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	653,677.59	19.97%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	650,809.88	19.89%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	617,917.28	18.88%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	507,978.15	15.52%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	487,608.43	14.90%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	184,261.33	5.63%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	37,691,458.19	91.67%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	2,154,421.36	5.24%

CLASS R6 SHARES	MSCS Financial Services LLC SEI Private trust Company, C/O Johnson Bank ETS ID 243, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	238,319.30	35.35%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	207,109.78	30.72%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	113,999.70	16.91%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	EFC Financial Services, LLC, Ascensus Trust Company FBO MTW Pinta Elements, Inc. 401(k) Retirement 251461, P.O. Box 10758, Fargo, ND 58106-0758	47,097.59	6.99%

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	970,343.65	53.64%

	Devon Bank, Attn: Trust Operations, 6445 N Western Ave. Ste. 300, Chicago, IL 60645-5494	646,805.09	35.76%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	115,012.82	6.36%

SHORT DURATION INCOME FUND CLASS A	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	411,261.62	50.96%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	112,600.61	13.95%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	58,393.31	7.24%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	47,049.20	5.83%

CLASS C SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	48,188.22	30.24%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	30,868.90	19.37%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	26,669.22	16.73%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	25,810.08	16.20%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	10,478.00	6.58%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	MSCS Financial Services LLC SEI Private trust Company, C/O M&T Bank ID 337, One Freedom Valley Drive, Oaks, PA 19456-9989	516,895.03	11.17%

	Goldman Sachs Asset Management LP, Trust 10 22 14 SGRE FOB Old Repub D, SGRE PIP Re Acct OR Safe-Guard Products INTL LLC, 2 Concourse PKWY STE 500, Atlanta GA 30328-5584	462,089.70	9.99%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	449,977.07	9.73%

	Reliance Trust Company, CTIC EB R/R PO Box 28004, Atlanta, GA 30358-0004	416,119.61	8.99%

	Goldman Sachs Asset Management LP, Dealer CFCS Virginia Surety Trust, SGRE PIP Re Acct VS Safe-Guard Products INTL LLC, 2 Concourse PKWY STE 500, Atlanta GA 30328-5584	357,025.03	7.72%

	Goldman Sachs Asset Management LP, Trust 10 22 14 SGRE FOB Old Repub D, SGRE ADM SUB Acct OR Safe-Guard Products INTL LLC, 2 Concourse PKWY STE 500, Atlanta GA 30328-5584	274,680.69	5.94%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	2,167,285.19	91.04%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	186,363.18	7.83%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	66,112,958.19	98.39%

CLASS R SHARES	EFC Financial Services, LLC, Ascensus Trust Company FBO Kriegman & Smith, Inc. 401(k) Saving, 228038, P.O. Box 10758, Fargo, ND 58106-0758	8,743.49	65.43%

	EFC Financial Services, LLC, Ascensus Trust Company FBO MTW Aerospace 401k Plan, 685488, P.O. Box 10758, Fargo, ND 58106-0758	1,621.42	12.13%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,123.42	8.41%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	1,026.46	7.68%

	Kestra Investment Services, Ascensus Trust Company FBO J I Landis Welding & Mechanical I, 685431, PO Box 10758, Fargo, ND 58106-0758	824.24	6.17%

CLASS R6 SHARES	Edward D Jones & Co., Attn: Mutual Funds Shareholder Accounting, 201 Progress PKWY, Maryland Hts, MO 63043-3042	123,519.02	94.20%

SHORT DURATION TAX-FREE FUND CLASS A SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	2,888,330.06	25.72%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97P47, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	2,570,810.88	22.89%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,588,282.26	14.14%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	809,488.34	7.21%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	713,889.37	6.36%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	655,230.10	5.83%

CLASS C SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	527,718.09	38.36%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	266,616.53	19.38%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	129,091.09	9.38%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	94,294.00	6.85%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	85,340.86	6.20%

INSTITUTIONAL SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	56,694,980.06	38.42%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	34,082,983.82	23.10%

	Suntrust Bank Mutual Funds, SEI Private TR Co., C/O Suntrust ID 866, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	17,473,502.81	11.84%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	17,377,333.39	11.78%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	4,700,193.28	62.67%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	2,218,922.16	29.58%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	534,152.16	7.12%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	502,170,524.17	99.02%

CLASS R6 SHARES	Reliance Trust Company/FIS, Maril & Co. FBOSG, C/O Reliance Trust Company (WI), 480 Pilgrim Way Ste. 1000, Green Bay, WI 54304-5280	476,269.99	90.040%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	51,699.22	9.774%

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	10,094.98	65.79%

	Goldman Sachs Direct Accts., 1016 Founders Ridge Ln., McLean, VA 22102-2040	4,804.55	31.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SHORT-TERM CONSERVATIVE INCOME FUND CLASS A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	808,501.95	36.89%

	Stifel Nicolaus & Co, FBO Customers, 501 Broadway, St. Louis, MO 63102-2188	641,828.70	29.29%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	285,741.55	13.04%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	177,562.72	8.10%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	163,574.53	7.46%

ADMINISTRATION SHARES	BB&T Capital Markets, Legal Services Corp of Virginia, 919 E Main St STE 615, Richmond, VA 23219-4600	93,529.94	97.25%

INSTITUTIONAL SHARES	18 Fremont Street Acquisition, LLC, 1 Fremont St., Las Vegas, NV 89101-5601	34,192,967.17	22.77%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	28,384,229.12	18.90%

	Endeavor Operating Co, LLC, Entertainment LLC, 11 Madison Ave., New York, NY 10010-3643	14,925,373.13	9.94%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	12,994,562.83	8.66%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	12,355,316.38	8.23%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	3,595,980.32	39.66%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	3,029,447.19	33.41%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	2,245,085.79	24.76%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	175,996,520.74	99.92%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

PREFERRED SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,633.19	100.00%

CLASS R6 SHARES	Goldman Sachs Asset Management LP, Motorola Solutions Retirement Trust, 500 Monroe St., Chicago, IL 60661-3671	66,690,609.32	69.20%

	Goldman Sachs Trust, Tactical Exposure Fund, 200 W St. Fl 36, New York, NY 10282-2102	27,568,515.89	28.61%

STRATEGIC INCOME FUND CLASS A SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	2,985,883.52	18.62%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	2,462,211.92	15.36%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,333,427.58	14.55%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	2,261,819.99	14.11%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,609,367.82	10.04%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	951,177.26	5.93%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	3,303,811.85	25.53%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,891,285.66	14.62%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,467,789.37	11.34%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,457,012.43	11.26%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	1,179,699.15	9.12%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,129,125.24	8.73%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	1,042,469.46	8.06%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	26,158,070.56	30.06%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	11,458,338.33	13.17%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	10,215,819.95	11.74%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	8,949,140.71	10.29%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	8,758,576.34	10.07%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	4,935,154.44	5.67%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	3,307,553.22	45.44%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	1,744,957.08	23.97%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	956,290.97	13.14%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	417,539.47	5.74%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	32,391,335.43	99.82%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	134,110.73	26.33%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	96,199.15	18.89%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	82,179.45	16.13%

	MML Distributors, LLC-Aviator, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	59,514.92	11.69%

CLASS R6 SHARES	Goldman Sachs & Co LLC, GS Variable Insurance Trust, GS Multi-Strategy Alternatives Portfolio, 70 Fargo St., Boston, MA 02210-2126	188,906.15	25.33%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	163,064.67	21.86%

	JP Morgan Securities LLC FBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	106,964.29	14.34%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	80,072.36	10.74%

	EFC Financial Services, LLC, Ascensus Trust Company FBO B&L Associates 401(K) Plan 20925, P.O. Box 10758, Fargo, ND 58106-0758	71,141.82	9.54%

	MML Distributors, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	50,335.95	6.75%

U.S. MORTGAGES FUND CLASS A SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	972,594.09	32.93%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	416,889.04	14.12%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GWFS Equities Inc., Great-West Trust Company LLC TTEE/C Employee Benefits 401(k), C/O Fascore LLC, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	235,947.90	7.99%

INSTITUTIONAL SHARES	GWFS Equities Inc., Great-West Trust Company LLC TTEE F Energy North West 401(k) Deferred Comp., Action Plan, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	795,582.03	27.59%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	657,781.87	22.81%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	491,637.92	17.05%

SEPARATE ACCOUNT INSTITUTIONAL SHARES	GS PWM INSTL Class, Goldman Sachs & Co. FBO Account# 021117726 C/O Mutual Fund OPS 200 West Street, New York, NY 10282-2198	2,027,572.50	9.96%

	GS PWM INSTL Class, Goldman Sachs & Co. FBO Account# 021117601 C/O Mutual Fund OPS 200 West Street, New York, NY 10282-2198	1,468,183.23	7.21%

	GS PWM INSTL Class, Goldman Sachs & Co. FBO Account# 021113246 C/O Mutual Fund OPS 200 West Street, New York, NY 10282-2198	1,155,051.92	5.67%

	GS PWM INSTL Class, Goldman Sachs & Co. FBO Account# 021087754 C/O Mutual Fund OPS 200 West Street, New York, NY 10282-2198	1,071,012.09	5.26%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	14,315,697.94	91.07%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	915,970.09	5.83%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	854,571.63	99.88%

CLASS R6 SHARES	GWFS Equities Inc., Great-West Trust Company LLC TTEE/C Employee Benefits 401(k), C/O Fascore LLC, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	953,762.66	65.52%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	297,298.77	20.42%

	State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901	83,148.73	5.71%

FISCAL YEAR END 8/31

BLUE CHIP FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	108,435.33	36.16%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	70,646.33	23.56%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	27,642.16	9.22%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn: Mutual Fund Ops Manager, 60 S 6th ST. Ste. 700 #P08, Minneapolis, MN 55402-4413	19,722.53	6.58%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	18,759.49	6.26%

CLASS C SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	74,207.59	64.42%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	22,566.84	19.59%

INTUITIONAL SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	33,605.34	58.54%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	13,714.88	23.89%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	10,086.17	17.57%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	64,432.30	83.09%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	6,192.17	7.99%

	EFC Financial Services, LLC, Ascensus Trust Company FBO Legacy Biodesign 401(k) Plan 224748, P.O. Box 10758, Fargo, ND 58106-0758	4,424.15	5.71%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	154,674.73	99.46%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,459.54	100.00%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	229,570.63	99.68%

CAPITAL GROWTH FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	3,919,296.20	12.77%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,014,946.90	6.56%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	157,616.68	12.35%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR1, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	117,583.85	9.22%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	580,216.69	25.41%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	411,269.25	18.01%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	320,355.19	14.03%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	162,302.13	7.11%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	134,863.88	5.91%

INVESTOR SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	103,844.22	36.05%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	52,476.35	18.22%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	39,713.09	13.79%

	Mid Atlantic Capital Corp., Bates Brothers Moving & Truck 401(k), 1251 Waterfront Pl STE 525, Pittsburgh, PA 15222-4228	22,460.37	7.80%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	22,221.71	7.72%

	National Financial Services LLC, FIIOC FBO Origene Technologies Inc. 401(k) Plan, 100 Magellan Way #KW1C, Covington, KY 41015-1987	20,108.06	6.98%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,233,917.09	99.99%

CLASS R SHARES	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	338,018.37	88.27%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	82,434.15	97.30%

SERVICE SHARES	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	44,501.05	62.40%

	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	13,218.89	18.54%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	6,869.93	9.63%

CONCENTRATED GROWTH FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	55,461.43	14.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97PS0, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	55,232.70	14.25%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	44,995.68	11.61%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	41,584.23	10.73%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	30,428.52	7.85%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	30,423.65	7.85%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	29,044.49	7.49%

CLASS C SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	11,773.22	20.76%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	11,484.04	20.25%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	9,406.65	16.59%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	5,484.68	9.67%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5,199.55	9.17%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	4,348.98	7.67%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	203,893.49	30.97%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	121,459.94	18.45%

	Wells Fargo Bank NA, FBO RT Sherwin Williams Rabbi Trust, 021022000, PO Box 1533, Minneapolis, MN 55480-1533	89,116.89	13.53%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	75,159.13	11.41%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	42,078.81	6.39%

INVESTOR SHARES	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	5,395.91	72.64%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,372.84	18.48%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	515.05	6.93%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,592,013.86	98.12%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,378.65	65.01%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	742.03	34.99%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	22,956.12	78.21%

	MSCS Financial Services LLC, PAI Trust Company, Inc., Smith Communication Partners, Inc., 1300 Enterprise Dr., De Pere, WI 54115-4934	5,596.76	19.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	240,631.90	36.06%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	146,521.13	21.96%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	63,808.45	9.56%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	41,273.40	6.19%

	Stifel Nicolaus & Co, FBO Customers, 501 Broadway, St. Louis, MO 63102-2188	38,136.92	5.72%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	36,712.96	5.50%

INSTITUTIONAL SHARES	M&T Bank, SEI Private Trust Company, C/O M&T Bank ID 337, One Freedom Valley Dr., Oaks, PA 19456-9989	667,475.55	31.42%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	525,569.84	24.74%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	214,304.28	10.09%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	127,144.87	5.99%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	110,690.26	5.21%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	48,645,543.21	98.23%

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	880.14	100.00%

EQUITY INCOME FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	4,319,527.75	53.92%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS C SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RR5, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	34,358.51	16.30%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	30,012.92	14.24%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	16,528.45	7.84%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	11,805.55	5.60%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	10,742.21	5.10%

INSTITUTIONAL SHARES	MSCS Financial Services LLC, Matrix Trust Company, Flushing Savings Bank NQ Plans Mast, PO Box 52129, Phoenix, AZ 85072-2129	169,930.8	33.30%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	81,041.09	15.88%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	51,997.64	10.19%

	Reliance Trust Co., Reliance Trust Company FBO Pentegra Omnibus, P.O. Box 2804, Atlanta, GA 30358-0004	44,338.22	8.69%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	21,583.44	36.18%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	18,312.82	30.70%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	15,587.17	26.13%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	282,963.24	97.94%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R SHARES	MSCS Financial Services LLC, Provident Trust, Custodian FBO Region V Services 457(b) Plan, 8401 W Dodge Rd STE 256, Omaha, NE 68114-3493	14,425.67	36.817%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	10,939.58	27.920%

	Cetera Advisors LLC, Pam O’ FBO Medalist Golf Inc. 401(k) Profit Sha, 327 Dahlonega St STE 1005, Cumming, GA 30040-8210	7,617.73	19.442%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	150,209.94	99.78%

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	3,310.66	73.95%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	408.88	9.13%

	Edward D Jones & Co., Attn: Mutual Funds Shareholder Accounting, 201 Progress PKWY, Maryland Hts, MO 63043-3042	292.66	6.54%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	262.62	5.87%

FLEXIBLE CAP FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	134,783.24	29.44%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	118,357.12	25.85%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	44,777.65	9.78%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	37,325.03	8.15%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	35,491.20	7.75%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	23,055.75	5.04%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	45,813.30	34.27%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	31,980.81	23.92%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	14,069.75	10.53%

	Stifel Nicolaus & Co, FBO Customers, 501 Broadway, St. Louis, MO 63102-2188	7,496.87	5.61%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	20,159.68	43.87%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	17,844.89	38.83%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	6,786.50	14.77%

INVESTOR SHARES	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	3,098.15	56.06%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,428.83	43.95%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	858,498.78	99.90%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,543.47	74.04%

	MSCS Financial Services LLC, MG Trust Company CUST FBO Ottawa Elementary Dist. #141403B, 717 17th St. STE 1300, Denver CO 80202-3304	883.04	25.70%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	14,867.10	92.94%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,128.77	7.06%

FOCUSED VALUE FUND CLASS A SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,920.05	49.31%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,054.71	17.81%

	LPL Financial Corporation, 9703 Versailles Rd, Angola, NY 14006-9519	979.37	16.54%

	Allstate Financial Services LLC, UMB Bank NA, CUST Non DFI Simple FBO, 2 Hickory Ln, Daytona, FL 32118-5409	507.23	8.57%

	Allstate Financial Services LLC, UMB Bank NA, CUST Non DFI Simple FBO, 2 Hickory Ln, Daytona, FL 32118-5409	334.32	5.65%

CLASS C SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,856.62	100.00%

INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	63,071.28	87.20%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	9,259.26	12.80%

INVESTOR SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,949.87	100.00%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	446,423.80	99.77%

CLASS R SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,902.98	100.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,965.25	100.00%

GLOBAL MANAGED BETA FUND INSTITUTIONAL SHARES	Goldman Sachs Asset Management LP, Sprint Master Trust, 6200 Sprint PKWY #HF0202-2BDTX, Overland Park, KS 66251-6117	24,156,359.32	24.44%

	Goldman Sachs Asset Management LP, Christian School Pension Trust fund, 3350 East Paris AVE SE, Grand Rapids, MI 49515-3054	23,946,020.87	24.23%

	Goldman Sachs Asset Management LP, Valvoline LLC, Defined Benefit Trust, 100 Valvoline Way, Lexington, KY 40509-2714	17,505,520.83	17.71%

	Goldman Sachs Asset Management LP, KPMG Pensions Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	11,879,887.47	12.02%

	Goldman Sachs Asset Management LP, M&T Directed Trustee Retirement Plan of Crouse Hospital, 736 Irving Ave., Syracuse, NY 13210-1687	5,611,177.06	5.68%

GROWTH OPPORTUNITIES FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	2,388,470.15	13.22%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR7, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,570,926.89	8.69%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,481,643.46	8.20%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	1,292,133.07	7.15%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,032,648.61	5.71%

	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	941,943.55	5.21%

CLASS C SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR7, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	541,656.27	14.50%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	476,773.53	12.76%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	411,032.05	11.00%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	350,348.32	9.38%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	336,123.98	9.00%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	188,698.99	5.05%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	186,906.66	5.00%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	4,584,389.86	21.99%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	4,418,899.99	21.20%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	2,186,749.35	10.49%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,296,346.47	6.22%

INVESTOR SHARES	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	1,354,698.03	35.22%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	569,575.74	14.81%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	505,578.04	13.14%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	347,178.72	9.03%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	210,606.55	5.48%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,033,144.08	99.98%

CLASS R SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	1,175,280.22	44.07%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	643,121.23	24.11%

CLASS R6 SHARES	MSCS Financial Services LLC, Associated Trust Company, PO Box 22037, Green Bay, WI 54305-2037	2,674,705.62	33.93%

	ational Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,062,309.84	26.16%

	Vanguard Fiduciary Trust Company, Attn: Outside Funds K22, PO Box 2600, Valley Forge, PA 19482-2600	400,045.01	5.08%

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,109,762.53	69.86%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	179,300.37	11.29%

	GWFS Equities Inc., Fifth Third Bank TTEE, Various FASCORP Record Kept Plans, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	96,817.95	6.09%

LARGE CAP VALUE FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	1,882,885.83	32.46%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	509,309.82	8.78%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	458,763.70	7.91%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	345,248.77	5.95%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	337,390.80	5.82%

CLASS C SHARES	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,015,505.62	65.47%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	93,771.82	6.05%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	81,395.21	5.25%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	7,952,532.16	77.26%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	524,148.17	5.09%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	163,307.61	57.75%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	61,145.43	21.62%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	29,521.21	10.44%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	14,140.44	5.00%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	12,001,309.40	99.79%

CLASS R SHARES	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	214,210.75	74.43%

	MML Distributor, LLC-Aviator, Mass Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	28,095.35	9.76%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	26,189.52	9.10%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	81,419.89	56.73%

	MML Distributors LLC, Reliance Trust Company FBO MassMutual Registered Product, P.O. Box 28004, Atlanta, GA 30358-0004	30,465.89	21.23%

	MML Distributor, Mass Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	28,167.20	19.63%

SERVICE SHARES	TCA TrustCorp. America, 5301 Wisconsin Ave. NW, 4th Fl, Washington, DC 20015-2047	39,412.84	57.97%

	Lincoln Financial Group Trust Co., FBO Rollover IRA Plans, 1 Granite Pl, Concord, NH 03301-3271	14,568.40	21.43%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	9,311.12	13.70%

MID CAP VALUE FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	4,593,625.88	28.68%

	Hartford Life Insurance Company, Hartford Life Insurance Co. Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	1,193,876.12	7.45%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RJ3, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,053,467.18	6.58%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	889,677.13	5.55%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	168,094.52	17.78%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RS5, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	155,486.15	16.44%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	80,197.26	8.48%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	71,593.41	7.57%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	70,343.79	7.44%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	65,019.91	6.88%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	63,549.32	6.72%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn: Mutual Fund Ops Manager, 60 S 6th ST. Ste. 700 #P08, Minneapolis, MN 55402-4413	49,225.90	5.21%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,018,843.03	19.86%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,335,934.16	13.14%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	923,016.09	9.08%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	828,389.85	8.15%

	Wells Fargo Bank NA, Wells Fargo Bank FBO Various Retirement Plans, 9888888836 NC 1151, 1525 West WT Harris BLVD, Charlotte, NC 28288-1076	636,584.03	6.26%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	511,149.64	5.03%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	661,606.74	50.42%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	266,680.00	20.32%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	158,459.80	12.08%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	4,240,040.34	99.72%

CLASS R SHARES	Hartford Life Insurance Co., Separate Account 401, 1 Griffin Rd N, Windsor, CT 06095-1512	207,990.54	29.66%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	138,881.21	19.80%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	88,927.20	12.68%

	MML Distributor, LLC-Aviator, Mass Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	57,199.23	8.16%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	1,044,810.42	67.96%

	GWFS Equities Inc., Great West Trust Co. LLC, Plans of Great West Financial, 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	121,175.40	7.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	120,468.24	7.84%

SERVICE SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	842,032.05	57.80%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	150,811.44	10.35%

	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	117,748.73	8.08%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	102,866.19	7.06%

SMALL CAP VALUE FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	1,563,294.38	12.55%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PY5, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,508,055.56	12.10%

	Hartford Life Insurance Co., Separate Account 401, 1 Griffin Rd N, Windsor, CT 06095-1512	1,311,964.06	10.53%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	1,012,277.82	8.12%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	945,833.73	7.59%

CLASS C SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ# 97RT6, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	62,131.58	25.76%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	54,830.96	22.74%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	17,628.95	7.31%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, St Louis, MO 63103-2523	17,326.39	7.19%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	17,271.09	7.16%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	22,959,927.16	37.70%

	Wells Fargo Bank NA, Wells Fargo Bank FBO Various Retirement Plans, 9888888836 NC 1151, 1525 West WT Harris BLVD, Charlotte, NC 28288-1076	6,351,159.67	10.43%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	6,042,177.12	9.92%

INVESTOR SHARES	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	633,127.73	22.36%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	631,762.73	22.31%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	169,977.27	6.00%

	GWFS Equities Inc., Great West Trust Co. LLC, Employee Benefits Clients 401(k), 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	159,879.16	5.65%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	4,493,544.09	99.35%

CLASS R SHARES	Hartford Life Insurance Co., Separate Account 401, 1 Griffin Rd N, Windsor, CT 06095-1512	679,217.52	37.06%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	309,013.87	16.86%

	MML Distributor, LLC-Aviator, Mass Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	252,226.01	13.76%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	120,109.13	6.55%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	111,356.12	6.08%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	8,093,266.36	31.92%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	2,400,389.22	9.47%

	JP Morgan Securities LLC FBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	1,466,687.74	5.79%

SERVICE SHARES	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	546910.58	33.55%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	293,977.04	18.03%

	John Hancock Trust Co, LLC, 690 Canton St. STE 100, Westwood, MA 02090-2324	165,109.22	10.13%

	Security Benefit Life Insurance Co., UMB Bank NA, FBO Fiduciary for Tax Deferred Accts., 1 SW Security Benefit Pl., Topeka, KS 66636-1000	147,177.50	9.03%

	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	83,109.06	5.10%

SMALL/MID CAP GROWTH FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	1,648,256.74	11.91%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	1,334,728.81	9.65%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	1,267,935.70	9.16%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,034,648.91	7.48%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	1,010,238.47	7.30%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	1,001,102.70	7.23%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	880,839.06	6.37%

	Voya Financial Partners LLC, Voya Retirement insurance & Annuity Co, 1 Orange Way, Windsor, CT 06095-4773	732,226.33	5.29%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	2,364,882.39	24.73%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	1,646,754.36	17.22%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,547,682.15	16.19%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	855,687.15	8.95%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	824,304.33	8.62%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	8,176,582.12	22.52%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	4,551,064.78	12.53%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	3,590,924.36	9.89%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	3,425,625.21	9.43%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	2,782,052.97	7.66%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	2,212,165.35	6.09%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	8,927,817.92	48.61%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	2,720,859.25	14.81%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	2,495,018.56	13.58%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	1,425,264.33	7.76%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,361,062.51	7.41%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	8,325,490.28	98.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R SHARES	Hartford Life Insurance Co., Separate Account 401, 1 Griffin Rd N, Windsor, CT 06095-1512	240,783.82	31.25%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	110,454.62	14.34%

CLASS R6 SHARES	GWFS Equities Inc., Great West Trust Co. LLC, Plans of Great West Financial, 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	447,178.88	18.55%

	Prudential PIMS/Retirement, As Nominee for the TTEE/CUST PL 767, CGB Enterprises Inc. 401(k), 1127 Highway 190, East Service Rd., Covington, LA 70433	433,174.80	17.96%

	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	291,180.77	12.08%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	195,102.45	8.09%

	Principal Securities Inc., DCGT AS TTEE and/or Cust., FBO PLIC various retirement plans, Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	166,094.11	6.89%

SERVICE SHARES	GWFS Equities Inc., Great-West Trust Company LLC TTEE/C FBO Great West IRA Advantage, C/O Fascore LLC, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	739,072.89	83.38%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	69,592.22	7.85%

SMALL/MID CAP VALUE FUND CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	24,691.29	21.98%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	23,368.94	20.80%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	17,347.73	15.44%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	16,923.68	15.07%

CLASS C SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	43,926.67	50.98%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	15,037.15	17.45%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	345,274.79	67.55%

	Wells Fargo Bank NA, FBO Mastercard INTL Deferral Plan, 10071000, P.O. Box 1533, Minneapolis, MN 55480-1533	125,330.47	24.52%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	146,452.30	54.38%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	116,412.57	43.22%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	4,014,044.48	99.98%

CLASS R SHARES	GWFS Equities Inc., Capital Bank & Trust Co. TTEE FBO, Corporate Facilities Group Inc. EMP C/O Fascore LLC, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	7,943.11	59.11%

	Ameriprise Financial Services Inc., PAI Trust Company Inc., River Falls Eye Surgery & Laser Center, 1300 Enterprise Dr., DE Pere, WI 54115-4934	4,424.26	32.92%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	941.40	7.01%

CLASS R6 SHARES	Voya institutional Plan Services LLC, Ing National Trust, As Trustee or Custodian for Core Market Retirement Plans, 1 Heritage Dr., North Quincy, MA 02171-2105	4,393,214.01	92.04%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Vanguard Fiduciary Trust Company, Attn: Outside Funds K22, PO Box 2600, Valley Forge, PA 19482-2600	379,012.91	7.94%

STRATEGIC FACTOR ALLOCATION FUND INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	484,688.07	100.00%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	142,213,008.27	99.99%

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	963.89	100.00%

STRATEGIC GROWTH FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	557,942.36	18.20%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	469,699.34	15.32%

	National Financial Services LLC, FIIOC FBO, Inter-Mares Trading Co., Profit Sharing & 401(k) Plan, 100 Magellan Way #KW1C, Covington, KY 41015-1987	226,298.61	7.38%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR7, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	202,921.42	6.62%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	196,528.38	6.41%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	182,734.37	5.96%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	178,770.28	5.83%

CLASS C SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	105,292.48	15.97%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	92,771.96	14.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	85,510.59	12.97%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	74,139.22	11.24%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	40,775.11	6.18%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Omnibus, Attn: Mutual Fund Ops Manager, 60 S 6th ST. Ste. 700 #P08, Minneapolis, MN 55402-4413	40,464.57	6.14%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR7, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	39,293.31	5.96%

INSTITUTIONAL SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	3,289,962.21	67.38%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	389,073.75	7.97%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	304,342.38	6.23%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	262,164.32	5.37%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	258,214.90	5.29%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	80,719.50	53.00%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	49,252.73	32.34%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	11,168.22	7.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,959,647.52	99.89%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	31,527.79	95.06%

CLASS R6 SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	40,879.21	96.43%

SERVICE SHARES	MSCS Financial Services LLC, MG Trust Company CUST. FBO Robbins Tesar, Inc. 401(k) Plan, 717 17th St., Suite 1300, Denver, CO 80202-3304	27,901.07	43.81%

	Lincoln Financial Advisors, Lincoln Financial Group Trust Co. FBO Rollover IRA Plans, 1 Granite Pl., Concord, NH 0331-3271	12,561.61	19.73%

	Lincoln Financial Advisors, Lincoln Financial Group Trust Co. FBO Traditional IRA Plans, 1 Granite Pl., Concord, NH 0331-3271	12,374.17	19.43%

	Lincoln Financial Advisors, Lincoln Financial Group Trust Co. FBO Rollover SS IRA Plan, 1 Granite Pl., Concord, NH 0331-3271	3,793.85	5.96%

TACTICAL TILT OVERLAY FUND INSTITUTIONAL SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 295 S Chipeta Way, Salt Lake City, UT 84108-2185	1,789,572.92	69.11%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	410,531.40	15.85%

	Goldman Sachs Asset Management LP, AST Goldman Sachs Global Growth Portfolio, Gateway Center Three, 100 Mulberry St., Newark, NL 07102-4056	198,532.22	7.67%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	326,710,345.50	100.00%

CLASS R6 SHARES	Goldman Sachs & Co LLC, JP Morgan Chase Bank, Goldman Sachs Tax Advantaged Global Equity Portfolio Local Emerging Markets Debt Institutional, 1 Beacon St. Fl 18, Boston, MA 02108-3107	28,680,339.62	37.54%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Asset Management LP, Deloitte Pension Plan For Employees, Multi Asset Class, 695 E Main St., Stamford, CT 06901-2141	9,842,787.78	12.89%

	Goldman Sachs Asset Management LP, Deloitte Pension Plan For Partners, PRIN and DIR Multi Asset Class, Senior MGR Total Rewards COE Talent, 695 E Main St., Stamford, CT 06901-2141	6,665,052.27	8.73%

	Goldman Sachs & Co LLC, JP Morgan Chase Bank, Goldman Sachs Enhanced Dividend Global Equity Portfolio Equity Dividend and Premium, 1 Beacon St. Fl 18, Boston, MA 02108-3107	6,246,036.60	8.18%

	Goldman Sachs Asset Management LP, Sprint Master Trust, 6200 Sprint PKWY #HF0202-2BDTX, Overland Park, KS 66251-6117	5,964,439.83	7.81%

	Goldman Sachs Asset Management LP, KPMG Pension Plan, 3 Chestnut Ridge Rd, Montvale, NJ 07645-1842	4,061,224.49	5.32%

TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO CLASS A SHARES	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	20,367.12	70.32%

	Stifel Nicolaus & Co, FBO Customers, 501 Broadway, St. Louis, MO 63102-2188	6,175.05	21.32%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	831,214.76	29.90%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	816,308.61	29.37%

	JP Morgan Securities LLC FBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	401,026.00	14.43%

	Stifel Nicolaus & Co, FBO Customers, 501 Broadway, St. Louis, MO 63102-2188	243,111.42	8.75%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	176,450,717.16	99.27%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	655.11	100.00%

TECHNOLOGY OPPORTUNITIES FUND CLASS A SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	2,036,249.57	15.60%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	1,305,424.24	10.00%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 9EH17, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	904,457.76	6.93%

	TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226	781,540.56	5.99%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	707,843.10	5.42%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	240,266.96	18.13%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC# 9EH17, Goldman Sachs Funds, 4800 Deer Lake Drive East 3rd Floor, Jacksonville, FL 32246-6484	177,590.69	13.40%

	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	137,679.02	10.39%

	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	124,798.64	9.42%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	84,736.94	6.40%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	720,390.74	24.69%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	307,806.67	10.55%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St, Saint Louis, MO 63103-2523	276,858.78	9.49%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	244,420.44	8.38%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1965	194,603.92	6.67%

	Charles Schwab & Co. Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	192,743.02	6.61%

	American United Life Insurance Co., FBO Unit investment Trust, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	172,471.54	5.91%

INVESTOR SHARES	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave. S, Minneapolis, MN 55402-2405	422,729.41	56.78%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	129,367.84	17.38%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	86,727.45	11.65%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	66,293.56	8.91%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	917,983.09	97.07%

CLASS R6 SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	8,237.80	94.38%

	GWFS Equities Inc., Great West Trust Co. LLC, TTEE F, Employee Benefits Clients 401(k), 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	490.86	5.62%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SERVICE SHARES	GWFS Equities Inc., Great West Trust Co. LLC, TTEE/C, FBO Great West IRA Advantage, C/O Fascore LLC, 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002	817,076.63	64.45%

	MSCS Financial Services LLC, WTRISC Co. IRA Omnibus Account, C/O ICMA Retirement Corporation, 777 North Capitol Street, NE, Washington DC 20002-4239	209,398.39	16.52%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	137,160.46	10.82%

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND ADMINISTRATION SHARES	Amalgamated Bank of Chicago, 30 N Lasalle St. 38th Fl., Chicago, IL 60602-2590	55,888,733.94	89.38%

	Goldman Sachs & Co. LLC, FBO ANHE, 30 Hudson St. FL. 5, Jersey City, NJ 07302-4600	5,392,353.41	8.62%

CAPITAL SHARES	Goldman Sachs & Co. LLC, FBO ACN7, 30 Hudson St. FL. 5, Jersey City, NJ 07302-4600	573,774.44	91.71%

	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	51,836.58	8.29%

CASH MANAGEMENT	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	50,963.53	54.10%

	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	43,248.05	45.91%

INSTITUTIONAL SHARES	Goldman Sachs & Co., 295 Chipeta Way Fl. 4, Salt Lake City, UT 84108-1285	677,753,892.14	46.03%

	JP Morgan Securities LLC, JPMS – Shase Processing 28521, JPMS IB 352, FBO 7528019313019, FBO Braeburn Capital, Inc., 4 Chase Metrotech Center 7th Fl., Brooklyn, NY 11245-0003	250,000,000.00	16.98%

	Hare & Co., C/O The Bank Of New York STIF Department 2nd Fl., 111 Sanders Creek Pkwy., East Syracuse, NY 13057-1382	79,000,000.00	5.37%

PREFERRED SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	5,683,843.33	98.01%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

PREMIER SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	51,515.11	100.00%

SELECT SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	48,949.13	100.00%

SERVICE SHARES	Amalgamated Bank of Chicago, 30 N Lasalle St. 38th Fl., Chicago, IL 60602-2590	9,623,818.47	99.99%

FINANCIAL SQUARE GOVERNMENT FUND CLASS A SHARES	Edward D Jones & Co., FBO Customers, 12555 Manchester Rd., St Louis, MO 63131-3710	175,581,827.54	65.68%

	UBS Financial Services Inc., UBS WM USA, 0O0 11011 6100, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	18,421,512.09	6.89%

	ADP/Broker Dealer Inc., State Street Bank and Trust TTEE/Cust., FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	14,353,544.32	5.37%

ADMINISTRATION SHARES	Commerce Bank of Kansas City, NA, Mori & Co., Commerce Bank of Kansas City Attn: Trust Operations, 911 Main St. STE 201, Kansas City, MO 64105-5304	1,876,326,753.82	36.82%

	M&T Bank, Tice & Co., C/O M&T Trust Co., P.O. Box 1377, Buffalo, NY 14240-1377	368,288,286.93	7.23%

	Amalgamated Bank of Chicago, 30 N Lasalle St. 38th Fl., Chicago, IL 60602-2590	308,473,942.90	6.05%

	Glenview Trust Company, Attn: Operations, 4969 US Highway 42 STE 2000, Louisville, KY 40222-6391	297,878,971.53	5.85%

CLASS C SHARES	Goldman Sachs Direct EX DLR Accounts, Satimo LLC, ADP Plan # 610395, Goldman Sachs/ADP 401(k) Plan, 2105 Barrett Park Dr. NW STE 104, Kennesaw, GA 30144-7080	485,754.59	10.55%

	Western International SEC Inc., Smelly Mels Plumbing Inc., ADP Plan #600396, Goldman Sachs/ADP 401(k) plan, 123 Manor Dr., Pacifica, CA 94044-1953	377,100.28	8.19%

	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	354,236.64	7.69%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Direct Ex DLR Accounts, Rocky Fun Family Medicine, Goldman Sachs/ADP 401(k) Plan, ADP Plan #100645, 5645 Stone Rd., Centreville, VA 20120-1618	343,104.05	7.45%

	Goldman Sachs Direct Ex DLR Account, StracQ Inc. DBA Stryka Botanics, Goldman Sachs/ADP 401(k) Plan, ADP Plan #170019, 239 Homestead Rd., Hillsborough, NJ 08844-1913	240,322.70	5.22%

	Morgan Stanley Smith Barney LLC, Garrod trust, ADP Plan #100504, Goldman Sachs/ADP 401(k) Plan, 22600 Mount Eden Rd., Saratoga, CA 95070-9758	230,621.07	5.01%

CAPITAL SHARES	SEI Private trust Company, C/O Regions Bank, One Freedom Valley Drive, Oaks, PA 19456-9989	360,773,550.05	24.17%

	MSCS Financial Services LLC, Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303-2499	186,017,016.34	12.46%

	Hare & Co., C/O The Bank Of New York STIF Department 2nd Fl., 111 Sanders Creek Pkwy., East Syracuse, NY 13057-1382	147,279,456.68	9.87%

	Raymond James Trust NA, Charitable Endowment Fund, P.O. Box 23559, St. Petersburg, FL 33742-3559	79,213,146.28	5.31%

CASH MANAGEMENT SHARES	Pershing LLC, BNY Mellon NA, FBO Bank of Custody Solution, Attn: Cash Management, 1 Pershing Plz., Jersey City, NJ 07399-0001	99,936,260.07	79.67%

	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	25,501,446.31	20.33%

DREXEL HAMILTON CLASS SHARES	GSAM Holdings LLC Seed Accounts, Attn: IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	30,000.00	99.99%

INSTITUTIONAL SHARES	Hare & Co., C/O The Bank Of New York STIF Department 2nd Fl., 111 Sanders Creek Pkwy., East Syracuse, NY 13057-1382	9,291,949,291.01	9.96%

	Goldman Sachs & Co., 295 Chipeta Way Fl. 4, Salt Lake City, UT 84108-1285	4,908,249,160.87	5.26%

PREFERRED SHARES	M&T Bank, Tice & Co., C/O M&T Trust Co., P.O. Box 1377, Buffalo, NY 14240-1377	451,456,431.51	38.99%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	CIBC Bank USA, Attn: Wealth Management Operations, 70 W Madison St. STE 800, Chicago, IL 60602-4282	202,193,853.17	17.46%

	Commerce Bank of Kansas City, NA, Mori & Co., Commerce Bank of Kansas City Attn: Trust Operations, 911 Main St. STE 201, Kansas City, MO 64105-5304	110,175,554.18	9.51%

	Commerce Bank – SE MO, Post Holding Inc., 2503 S Hanley Rd., St. Louis, MO 63144-2503	100,338,168.67	8.67%

	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	80,440,100.35	6.95%

PREMIER SHARES	Bank of Oklahoma, Nabank & Co., C/O Bank of Oklahoma, Attn: Trust Securities, P.O. Box 2180, Tulsa, OK 74101-2180	127,762,012.26	73.13%

	Commerce Bank – Lenxa, Beacon House LLC, 1055 Broadway Fl. 12, Kansas City, MO 64105-1591	10,190,241.19	5.83%

RESOURCE SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	62,310,233.25	85.95%

	American United Life Insurance Co., FBO Unit Investment Trust, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	5,599,884.72	7.72%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	4,587,317.52	6.33%

CLASS R6 SHARES	Goldman Sachs Trust, GS Multi Manager, Global Equity Fund, 200 West St., New York, NY 10282-2102	44,541,183.76	52.95%

	Goldman Sachs Trust, Goldman Sachs Income Builder Fund, C/O Goldman Sachs & Co., 200 West St., New York, NY 10282-2198	18,681,537.85	22.21%

SELECT SHARES	Bank of Oklahoma NA, Brazos Delaware II LLC, 3017 W 17th St STE 300, Fort Worth, TX 76107-2223	72,583,350.83	17.02%

	Bank of Oklahoma NA, Craft Capital LLC, 1717 S Boulder Ave. STE 400, Tulsa, OK 74119-4833	51,245,570.20	12.01%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Bank Leumi USA, INRE Aggrenox Antitrust, Litigation Indirect Purchaser, QSF Escrow Account, 600 AB Data Dr., Milwaukee, WI 53217-4931	50,612,876.10	11.87%

	Wells Fargo Bank NA, Wells Fargo Bank Account FBO Customers, Attn: Money Funds, 1525 West WT Harris BLVD, Charlotte, NC 28288-1076	42,369,444.36	9.93%

	Band & Co. C/O US Bank, Attn: ACM Dept., P.O. Box 1787 Milwaukee, WI 53201-1787	27,990,142.14	6.56%

SERVICE SHARES	MSCS Financial Services LLC, Stratevest & Co., P.O. Box 2499, Brattleboro, VT 05303-2499	321,770,758.54	46.59%

	SEI Private trust Company, C/O City National Bank, One Freedom Valley Drive, Oaks, PA 19456-9989	40,792,292.89	5.91%

	Laba & Co., 135 S Lasalle St. IL4 135 18 11, Chicago, IL 60603	39,264,301.43	5.69%

	Security National Bank of Omaha, P.O. Box 31400, Omaha, NE 68131-0400	36,798,160.86	5.33%

FINANCIAL SQUARE MONEY MARKET FUND ADMINISTRATION SHARES	Bank Leumi USA, 16047 Collins Ave., Apt. 2803, Sunny Island Beach, FL 33160-5581	1,101,461.70	24.52%

	Bank Leumi USA, 322 W. 57th St., Apt. 50B, New York, NY 10019-8803	1,005,658.48	22.39%

	Bank Leumi USA, 1705 Cochrane Rd., Morgan Hill, CA 95037-9311	1,002,863.40	22.33%

	Bank Leumi USA, 199 Liberty Ave., Mineola, NY 11501-3513	252,452.37	5.62%

	Bank Leumi USA, 28 Carriage Rd., Great Neck, NY 11024-1446	252,452.37	5.62%

CAPITAL SHARES	BB&T Capital Markets, Lucky Four LLC, 11505 Brittany Oaks Dr., Charlotte, NC 28277-2406	4,859,427.94	41.48%

	Bank Leumi USA, FBO Trust, 22 Cherry Lane, Kings Point, NY 11024-1153	4,440,116.78	37.90%

	BB&T Capital Markets, Rock Corner Properties LLC, 1419 Rock Corner Rd., Forrest City, NC 28043-7668	1,205,038.41	10.29%

	BB&T Capital Markets, Atlantic Coast Contractors, 7680 Townsend Dr., Denver, NC 28037-9206	1,008,283.26	8.61%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CASH MANAGEMENT SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,027.35	99.99%

INSTITUTIONAL SHARES	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	2,575,774,535.61	15.97%

	BofA Securities, Inc., 200 N. College St., Fl. 3, Charlotte, NC 28202-2191	1,416,752,087.45	8.78%

	Wells Fargo Bank NA, Account FBO Customers, Attn: Money Funds, 1525 W. WT Harris Blvd., Charlotte, NC 28288-1076	1,054,189,997.90	6.54%

	Micron Technology, Inc., Attn: Treasury Investments MS 1-109, 8000 S. Federal Way, Boise, ID 83716-7128	850,279,927.12	5.27%

PREFERRED SHARES	BB&T Capital Markets, Thermal Technologies, Inc., 130 Northpoint Center, Blythewood, SC 29016-8875	2,826,671.28	51.83%

	BB&T Capital Markets, Atsko, Inc., 2664 Russel St., Orangeburg, SC 29115-3900	1,211,535.73	22.21%

	BB&T Capital Markets, Petree & Stoudt Assoc., Inc., PO Box 4069, High Point, NC 27263-4069	442,899.23	8.12%

	BB&T Capital Markets, Susan P. Byrnes Health Education Center, Inc., 515 S. George St., York, PA 17401-2723	361,389.23	6.63%

	BB&T Capital Markets, United Way of S. Hampton, RDS Investments, 2515 Walmer Ave., Norfolk, VA 23513-2604	322,283.56	5.91%

PREMIER SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,039.51	99.99%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,031.74	99.99%

SELECT SHARES	BB&T Capital Markets, Advanced Home Care, Inc., PO Box 18049, Greensboro, NC 27419-8049	15,197,326.42	44.56%

	BB&T Capital Markets, High Point University, 1 University Parkway, High Point, NC 27268-0002	8,429,453.77	24.72%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	BB&T Capital Markets, Bonray Investments LLC, 929 E. Britton Rd., Oklahoma City, OK 73114-7802	3,923,657.72	11.51%

SERVICE SHARES	BB&T Capital Markets, The Lawson Companies, Inc., 373 Edwin Dr., Virginia Beach, VA 23462-4522	5,070.05	65.81%

	Goldman Sachs Direct EX DLR Accounts, 30 Moreno Point Rd., PH 701C, Destin, FL 32541-3186	1,095.27	14.22%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,035.96	13.45%

	One Bank & Trust NA, Treadway Properties Building Fund, 300 W. Capitol Ave., Little Rock, AR 72201-3544	500.61	6.50%

FINANCIAL SQUARE PRIME OBLIGATIONS ADMINISTRATION SHARES	Amalgamated Bank of Chicago, 30 N. LaSalle St., Fl. 38, Chicago, IL 60602-2590	75,287,092.72	91.70%

CAPITAL SHARES	BB&T Capital Markets, Alpha Omega Construction Group, PO Box 3196, Matthews, NC 28106-3196	3,766,157.39	60.34%

	BB&T Capital Markets, Hope International, 277 Granite Run Dr., Suite 250, Lancaster, PA 17601	796,559.42	12.76%

	Bank of Oklahoma NA, Actus Holdings LLC, 3100 Norge Rd., Chickasha, OK 73018-6169	563,163.97	9.02%

CASH MANAGEMENT SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,027.51	99.99%

DREXEL HAMILTON CLASS SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	29,982.01	99.99%

INSTITUTIONAL SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	1,009,279,001.67	16.43%

	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	649,906,625.59	10.58%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	BofA Securities, Inc., 200 N. College St., Fl. 3, Charlotte, NC 28202-2191	488,276,188.39	7.95%

PREFERRED SHARES	BB&T Capital Markets, O’Neal, Inc., 10 Falcon Crest Dr., Suite 300, Greenville, SC 29607-1586	2,322,564.00	60.61%

	BB&T Capital Markets, American Civil Liberties Union Capital Improvement Fund, Foundation, Inc. – John Adams Fund, Attn: Accounting Department, 125 Broad St., New York, NY 10004-2427	993,674.67	25.93%

	Bank of Oklahoma NA, West Texas Automation, Inc., PO Box 1610, Joshua, TX 76058-1610	503,769.24	13.15%

PREMIER SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,039.12	99.99%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,030.57	99.99%

SELECT SHARES	M&T Bank, Tice & Co., C/O M&T Trust Co. Reinvest, PO Box 1377, Buffalo, NY 14240-1377	25,769,334.06	26.26%

	Bank of Oklahoma NA, Southwest Energy LP, 1869 E. 71st St., Tulsa, OK 74136-3922	24,817,623.93	25.29%

	Wells Fargo Bank NA, Account FBO Customers, Attn: Money Funds, 1525 W. WT Harris Blvd., Charlotte, NC 28288-1076	16,404,120.71	16.72%

	Bank of Oklahoma NA, The DKJ LAJ Family Trust, 1869 E. 71st St, Tulsa, OK 74136-3922	6,832,430.80	6.96%

	Bank of Oklahoma NA, Strat Land Exploration Co., 15 E. 5th St., Suite 2020, Tulsa, OK 74103-4318	6,247,886.90	6.37%

SERVICE SHARES	Delaware Trust Company, CSC Trust Company of Delaware, 251 Little Falls Dr., Wilmington, DE 19808-1674	3,362.08	94.84%

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND ADMINISTRATION SHARES	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	495,000,784.56	25.89%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	BMO Harris Bank NA, BMO Harris Bank NA GS Investment, Acct FBO BMO Harris Bank NA GS, 111 W. Monroe St., Fl. 9, Chicago, IL 60603-4096	116,353,551.18	6.09%

	Union Bank, Union Bank Tr. Nominee FBO Cash Management Sweeps, PO Box 85484, San Diego, CA 92186-5484	114,031,939.47	5.97%

CAPITAL SHARES	Goldman Sachs & Co. LLC, FBO AL03, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	440,157,681.78	46.61%

	Goldman Sachs & Co. LLC, FBO ALYX, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	68,658,943.20	7.27%

	Goldman Sachs & Co. LLC, FBO AR75, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	51,620,015.94	5.47%

CASH MANAGEMENT SHARES	Pershing LLC, BNY Mellon NA, FBO Bank of Custody Solution, Attn: Cash Management, 1 Pershing Plz., Jersey City, NJ 07399-0002	6,829,815.03	63.21%

	Jefferies LLC, FBO Triple S Fund LP, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	3,924,526.61	36.32%

INSTITUTIONAL SHARES	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	15,774,834,359.54	30.15%

	Goldman Sachs & Co., 295 Chipeta Way, Fl. 4, Salt Lake City, UT 84108-1285	4,229,882,380.71	8.08%

	Wells Fargo Bank NA, Attn: Cash Sweep Department – MAC N9310-130, 550 S. 4th St., Minneapolis, MN 55415-1529	3,292,951,039.90	6.29%

PREFERRED SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	53,470,664.50	63.54%

	Goldman Sachs & Co. LLC, FBO 7MBP, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	10,760,141.79	12.79%

	Goldman Sachs & Co. LLC, FBO ALXT, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	4,373,223.94	5.20%

PREMIER SHARES	Bank of Oklahoma, NA Bank & Co., C/O Bank Of Oklahoma, Attn: Trust Securities, PO Box 2180, Tulsa, OK 74101-2180	148,841,352.04	99.99%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,022.00	100.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SELECT SHARES	Deutsche Bank Trust Co., Horseshoe Re II Ltd., Segregated Account LC02100 RTA, Wessex House 45 Reid St., Hamiliton, Bermuda HM 12	78,081,012.12	55.19%

	Deutsche Bank Trust Co., Horseshoe Re II Ltd., Segregated Account LC1100, Wessex House 45 Reid St., Hamiliton, Bermuda HM 12	35,032,397.49	24.76%

	Deutsche Bank Trust Co., Horseshoe Re II Ltd., Insurance Trust, Wessex House 45 Reid St., Hamiliton, Bermuda HM 12	15,195,602.20	10.74%

SERVICE SHARES	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	9,755,213.92	42.93%

	Cenco, Compass Bank, Sweep Coordinator, 701 32nd St. S., Birmingham, AL 35233-3515	6,588,480.12	28.99%

	Western Alliance Bank, Attn: Finance, One East Washington St., Suite 600, Phoenix, AZ 85004-2580	4,107,416.18	18.07%

	SEI Private Trust Company, C/O BBVA Compass Bank, 1 Freedom Valley Dr., Oaks, PA 19456-9989	1,590,756.25	7.00%

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND ADMINISTRATION SHARES	MSCS Financial Services LLC, Stratevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	448,331,991.97	19.81%

	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	304,742,754.16	13.47%

	Fulton Bank, The Fulton Company, PO Box 3215, Lancaster, PA 17604-3215	234,584,191.80	10.37%

	M&T Bank, Tice & Co., C/O M&T Trust Co., PO Box 1377, Buffalo, NY 14240-1377	218,482,548.96	9.66%

	GreatBanc Trust Company, Anbee & Co., C/O GreatBanc Trust Company, 801 Warrenville Rd., Suite 500, Lisle, IL 60532-4347	188,518,084.59	8.33%

	TD Banknorth NA, Attn: Deposit Accounting ME091-31N, PO Box 1377, Lewiston, ME 04243-1377	115,615,997.49	5.11%

CAPITAL SHARES	First National Capital Markets, Inc., Applied Underwriters Captive Risk Assurance, PO Box 3646, Omaha, NE 68103-0646	85,924,072.46	15.45%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs & Co. LLC, FBO AR98, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	48,204,870.36	8.67%

	Goldman Sachs & Co. LLC, FBO 7TLN, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	42,625,714.36	7.66%

	Goldman Sachs & Co. LLC, FBO AHPR, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	37,058,767.57	6.66%

	First National Capital Markets, Inc., Continental Indemnity Co., 10805 Old Mill Rd., Omaha, NE 68154-2607	34,160,462.10	6.14%

CASH MANAGEMENT SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	12,056,703.37	50.02%

	Pershing LLC, BNY Mellon NA, FBO Bank of Custody Solution, Attn: Cash Management, 1 Pershing Plz., Jersey City, NJ 07399-0002	10,671,503.02	44.28%

	Jefferies LLC, FBO Cavatina Capital LLC, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	1,372,845.82	5.70%

INSTITUTIONAL SHARES	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	3,935,006,022.22	29.82%

PREFERRED SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	122,860,419.45	28.03%

	BBC Partnership, 1401 Avenue Q, Lubbock, TX 79401-3819	105,591,712.71	24.09%

	M&T Bank, Tice & Co., C/O M&T Trust Co., PO Box 1377, Buffalo, NY 14240-1377	104,065,651.03	23.74%

	Union Bank & Trust Co., Industricorp & Co., 312 Central Ave. S.E., Suite 508, Minneapolis, MN 55414-1166	43,818,539.73	10.00%

	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	24,477,656.04	5.58%

	Enterprise Bank & Trust, 1281 N. Warson Rd., Saint Louis, MO 63132-1805	23,107,327.33	5.27%

PREMIER SHARES	Commerce Bank – Lenexa, Cement Masons And Plasterers Local 518, Health Care Fund Holding Account, 2156 W. 2200 S., Salt Lake City, UT 84119-1326	4,822,767.68	25.98%

	Commerce Bank – SE MO, C&E Investment Properties, Inc., 5845 Crystal Tree Cors, Saint Louis, MO 63128-3207	3,368,597.95	18.14%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Commerce Bank – Lenexa, Tower Properties Company, 1000 Walnut St., Suite 900, Kansas City, MO 64106-2161	3,351,882.23	18.05%

	Commerce Bank – SE MO, Ladue Chapel Presbyterian Church, 9450 Clayton Rd., Saint Louis, MO 63124-1568	989,587.14	5.33%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,023.80	100.00%

SELECT SHARES	Bank of Oklahoma NA, Texas Oncology PA, 12221 Merit Dr., Suite 500, Dallas, TX 75251-3100	38,143,211.03	74.17%

	Deutsche Bank Trust Co., Bayonne Water Joint Venture LLC, Revenue Account, C/O Kohlberg Kravis Roberts & Co., 9 W. 57th St., Suite 4200, New York, NY 10019-2707	5,131,669.35	9.98%

	J.P. Morgan Chase Bank NA, FBO Third Party TS Link, 10410 Highland Manor Dr., Fl. 3, Tampa, FL 33610-9128	5,006,244.35	9.73%

SERVICE SHARES	MSCS Financial Services LLC, Stratevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	356,237,860.91	42.49%

	SEI Private Trust Company, C/O Regions Bank, 1 Freedom Valley Dr., Oaks, PA 19456-9989	220,641,762.57	26.32%

	Hare & Co., C/O The Bank of New York, STIF Department, Fl. 2, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382	121,545,344.52	14.50%

FINANCIAL SQUARE TREASURY SOLUTIONS FUND ADMINISTRATION SHARES	Harris Associates, LP, The Oakmark Funds, Attn: Mutual Fund Operations, C/O Harris Associates, 111 S. Wacker Dr., Suite 4600, Chicago, IL 60606-4319	60,152,634.76	16.90%

	Commerce Bank of Kansas City, NA, Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Suite 201, Kansas City, MO 64105-5304	38,390,279.14	10.78%

	Jefferies LLC, FBO Karsub 1 LLC, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	34,890,272.70	9.80%

	Jefferies LLC, FBO Venrock Healthcare Capital, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	29,172,636.56	8.19%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Simmons Bank, C/O Simmons Bank, 501 S. Main St., Pine Bluff, AR 71601-4327	23,849,187.98	6.70%

	Goldman Sachs & Co. LLC, FBO AR2R, 30 Hudson St., Fl. 5, Jersey City, NJ 07302-4600	19,152,307.25	5.38%

	Jefferies LLC, FBO NIS Preferred Stock Fund II LLC, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	18,912,868.97	5.31%

CAPITAL SHARES	Commerce Bank – Lenexa, Skaggs Community Hospital Assoc., DBA Cox Medical Center Branson, 1423 N. Jefferson Ave., Springfield, MO 65802-1917	14,622,648.79	11.37%

	Commerce Bank – Lenexa, Massman Construction Co., 4400 W. 109th St., Suite 300, Overland Park, KS 66211-1319	10,491,843.52	8.16%

	Commerce Bank – Lenexa, The Pembroke Hill School, 400 W. 51st St., Kansas City, MO 64112-3407	10,337,045.78	8.04%

	Commerce Bank of Kansas City, BKD LLP, PO Box 1900, Springfield, MO 65801-1900	7,862,143.38	6.11%

	Commerce Bank – Lenexa, Ridewell Corporation, PO Box 4586, Springfield, MO 65808-4586	6,657,656.53	5.18%

CASH MANAGEMENT SHARES	MSCS Financial Services LLC, Stratevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	247,677,261.53	89.07%

	Pershing LLC, BNY Mellon NA, FBO Bank of Custody Solution, Attn: Cash Management, 1 Pershing Plz., Jersey City, NJ 07399-0001	29,168,268.48	10.49%

INSTITUTIONAL SHARES	Goldman Sachs & Co. LLC, 295 Chipeta Way, Fl. 4, Salt Lake City, UT 84108-1285	3,544,955,053.84	43.80%

	Goldman Sachs & Co. LLC, NRMA LLC, 767 3rd Ave., Fl. 16, New York, NY 10017-9017	408,464,083.20	5.05%

PREFFERED SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	18,687,428.01	39.66%

	Jefferies LLC, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	9,886,974.81	20.98%

	Band & Co., C/O US Bank, Attn: ACM Department, PO Box 1787, Milwaukee, WI 53201-1787	8,147,025.56	17.29%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Commerce Bank of Kansas City, NA, Mori & Co., Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Suite 201, Kansas City, MO 64105-5304	5,983,281.78	12.70%

	Jefferies LLC, FBO Langdon Street Capital LP, 101 Hudson St., Fl. 11, Jersey City, NJ 07302-3915	3,801,871.46	8.07%

PREMIER SHARES	Bank of Oklahoma, NA Bank & Co., C/O Bank Of Oklahoma, Attn: Trust Securities, PO Box 2180, Tulsa, OK 74101-2180	102,111,260.82	81.30%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,022.35	100.00%

SELECT SHARES	Commerce Bank of Kansas City, Special Account, PO Box 782050, Wichita, KS 67278-2050	5,502,634.81	66.11%

	Commerce Bank of Kansas City, Jabara Ventures Group LP, PO Box 782050, Wichita, KS 67278-2050	2,512,042.92	30.18%

SERVICE SHARES	MidAmerica National Bank, PO Box 1300, Macomb, IL 61455-5600	34,610,699.19	28.24%

	Charlevoix State Bank, PO Box 217, Charlevoix, MI 49720-0217	31,684,500.01	25.85%

	AMG National Trust Bank, Haws & Co., 6295 Greenwood Plaza Blvd, Greenwood Village, CO 80111-4968	21,188,758.47	17.29%

	Commerce Bank – Lenexa, Henderson Engineers, Inc., DBA Henderson Building Solutions LLC, 8345 Lenexa Dr., Suite 110, Lenexa, KS 66214-1654	11,079,870.90	9.04%

	Cenco, Compass Bank, Sweep Coordinator, 701 32nd St. S., Birmingham, AL 35233-3515	8,305,000.00	6.78%

INVESTOR MONEY MARKET FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	155,631,277.50	85.99%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops. Manager, 60 S. 6th St., Suite 700 # P08, Minneapolis, MN 55402-4413	14,016,544.92	7.74%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	9,942,484.07	5.49%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

ADMINISTRATION SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	27,651,097.19	90.62%

	Union Bank & Trust Co., Industricorp & Co., 312 Central Ave. S.E., Suite 508, Minneapolis, MN 55414-1166	2,850,398.60	9.34%

CLASS C SHARES	AXA Advisors LLC, 2535 Roaring Run Rd., Goode, VA 24556-2565	14,843.73	58.94%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	10,337.14	41.04%

CASH MANAGEMENT SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	23,109,451.92	99.95%

CLASS I SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	922,679,168.08	66.04%

	LPL Financial Corporation, FBO Customers, Attn: Mutual Fund Operations, PO Box 509046, San Diego, CA 92150-9046	142,377,499.70	10.19%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	136,260,482.95	9.75%

RESOURCE SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	10,592.93	100.00%

SERVICE SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	25,968,946.78	99.96%

INVESTOR TAX-EXEMPT MONEY MARKET FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	10,418,149.69	85.34%

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops. Manager, 60 S. 6th St., Suite 700 # P08, Minneapolis, MN 55402-4413	1,095,252.46	8.97%

ADMINISTRATION SHARES	James I. Black & Co., 7037 Pelican Island Dr., Tampa, FL 33634-7422	298,189.02	99.99%

CLASS C SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	9,044.24	100.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CAPITAL SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,026.15	100.00%

CASH MANAGEMENT SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,009.49	99.99%

CLASS I SHARES	The Glenmede Trust Company NA, 1650 Market St., Suite 1200, Philadelphia, PA 19103-7391	756,204,923.70	52.60%

	MSCS Financial Services LLC, Zions First National Bank, PO Box 30880, Salt Lake City, UT 84130-0880	142,777,474.58	9.93%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	132,504,224.92	9.22%

	SEI Private Trust Company, C/O BMO Harris SWP, 1 Freedom Valley Dr., Oaks, PA 19456-9989	93,500,279.96	6.50%

	First Premier Bank, Unifalls & Co., C/O First Premier Bank, PO Box 2640, Sioux Falls, SD 57101-2640	90,872,334.86	6.32%

PREFERRED SHARES	Band & Co. Institutional Trust, C/O US Bank, Attn: ACM Department, PO Box 1787, Milwaukee, WI 53201-1787	60,604.20	98.33%

PREMIER SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,020.43	100.00%

RESOURCE SHARES	Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399-0002	2,103,474.26	99.95%

SELECT SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,030.01	99.97%

SERVICE SHARES	SEI Private Trust Company, C/O City National Bank, 1 Freedom Valley Dr., Oaks, PA 19456-9989	1,612,801.81	75.45%

	Bank of Oklahoma NA, 4280 Kings Place, Springdale, AR 72762-0160	518,004.53	24.23%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
FISCAL YEAR END 10/31

ASIA EQUITY FUND (EFFECTIVE NOVEMBER 20, 2019, CHINA EQUITY FUND) CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	173,014.39	33.11%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	52,868.88	10.12%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	41,466.01	7.94%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	36,609.65	7.01%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	32,183.05	6.16%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	30,702.12	5.88%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customers, 2801 Market St., Saint Louis, MO 63103-2523	7,333.17	18.95%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	3,720.26	9.62%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	3,677.29	9.50%

	Cambridge Investment Research, UMB Bank NA, FBO P.R.F., 3165 E Fur Hollow Dr., Sandy, UT 84092-4227	2,892.22	7.48%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	2,871.86	7.42%

	Cambridge Investment Research, UMB Bank NA, FBO J.M.F., 3165 E Fur Hollow Dr., Sandy, UT 84092-4227	2,854.43	7.38%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	2,690.65	6.95%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	2,556.48	6.61%

	TD Ameritrade Clearing Inc., 822 Ida St., New Orleans, LA 70119-3840	1,990.12	5.14%

INSTITUTIONAL SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	84,674.59	35.85%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	69,200.87	29.30%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	18,226.21	7.72%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	15,935.99	6.75%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1100	4,989.33	60.71%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,696.46	20.64%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,264.19	15.38%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	1,919,318.04	99.98%

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	15,673.14	97.83%

EMERGING MARKETS EQUITY FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	7,226,834.12	63.53%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	630,034.81	5.54%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	570,508.11	5.02%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	572,462.24	5.03%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	424,241.80	25.58%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	299,388.33	18.06%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97TE1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	219,888.53	13.26%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	156,646.91	9.45%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	90,544.86	5.46%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	13,712,752.02	32.02%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	7,168,512.43	16.74%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	5,048,372.50	11.79%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	3,540,383.64	8.27%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Mt. Whitney Securities LLC, 477 Martinsville Rd., Liberty Corner, NJ 07938	2,846,789.97	6.65%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	2,257,718.03	5.27%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	3,206,526.51	52.21%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,457,740.34	23.74%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,403,347.02	22.85%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	17,638,919.66	99.79%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co., GS Satellite Strategies Portfolio, Emerging Markets Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	687,821.64	59.80%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	280,029.25	24.35%

SERVICE SHARES	Security Benefit Life Insurance Co., UMB Bank NA, FBO Tax Deferred Accounts, 1 SW. Security Benefit Pl., Topeka, KS 66636-1000	1,028,062.25	83.78%

	Security Benefit Life Insurance Co., SBL Variable Annuity Account XIV, 1 SW. Security Benefit Pl., Topeka, KS 66636-1000	136,933.18	11.16%

EMERGING MARKETS EQUITY INSIGHTS FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	2,038,152.03	24.96%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	956,522.32	11.72%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Security Benefit Life Insurance Co., UMB Bank NA Customer, FBO Security Financial Resources, 1 SW. Security Benefit Pl., Topeka, KS 66636-1000	815,372.70	9.99%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	649,580.54	7.96%

CLASS C SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	207,280.10	21.92%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	197,598.66	20.89%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	143,921.51	15.22%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	105,820.69	11.19%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	87,159.20	9.22%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	81,624.61	8.63%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	66,299.43	7.01%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	25,557,379.16	24.69%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	25,002,625.73	24.15%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	19,336,496.06	18.68%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	7,311,664.78	48.96%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	3,524,145.86	23.60%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	3,073,752.07	20.58%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,260,966.57	99.99%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	2,005,480.62	64.47%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, Structured Emerging Markets Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	15,357,765.08	29.68%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	7,483,625.34	14.46%

	Goldman Sachs Trust, State Street Bank & Trust Co., GSS Growth Strategy Omnibus A/C GS Emerging Markets Equity Insights Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	5,510,231.68	10.65%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Growth & Income, Structured Emerging Markets Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	4,569,729.54	8.83%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	3,364,729.20	6.50%

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, Structured Emerging Markets Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	3,327,911.03	6.43%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

ESG EMERGING MARKETS EQUITY FUND CLASS A SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,012.14	99.57%

CLASS C SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	47,400	100.00%

INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	678,342.23	97.97%

INVESTOR SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,020.21	100.00%

CLASS R SHARES	MSCS Financial Services LLC, Matrix Trust Company, FBO Township High SD #113 (IL) 403(B), 717 17th St., Suite 1300, Denver, CO 80202-3304	7,388.95	49.27%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,004.07	33.37%

	MSCS Financial Services LLC, Matrix Trust Company, FBO New Trier High School District 203 403B, 717 17th St., Suite 1300, Denver, CO 80202-3304	1,604.74	10.70%

	MSCS Financial Services LLC, Matrix Trust Company, FBO Mundelein Elementary SD 75 (IL) 403, 717 17th St., Suite 1300, Denver, CO 80202-3304	972.33	6.48%

CLASS R6 SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,025.06	100.00%

IMPRINT EMERGING MARKETS OPPORTUNITIES FUND CLASS A SHARES	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	144,217.81	32.99%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	72,408.98	16.56%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	41,011.40	9.38%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	38,891.66	8.90%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	30,312.00	6.93%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	50,959.89	31.35%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	26,754.38	16.46%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	22,724.75	13.98%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	16,342.48	10.05%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	15,030.93	9.25%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	12,572.24	7.73%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	170,208.38	33.90%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	144,768.03	28.83%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	35,298.84	7.03%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops. Manager, 60 S. 6th St., Suite 700 # P08, Minneapolis, MN 55402-4413	28,616.75	5.70%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	26,276.53	5.23%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	76,291.74	43.78%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	48,734.64	27.97%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	36,901.30	21.18%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	1,604,940.83	99.94%

CLASS R6 SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	973.14	99.99%

INCOME BUILDER FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	2,203,339.74	16.58%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	2,160,576.55	16.26%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,125,352.60	15.99%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,035,680.52	7.79%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	916,886.77	6.90%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	813,340.76	6.12%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	6,152,113.13	30.70%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	3,376,009.58	16.85%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	2,966,785.22	14.81%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RT4 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,901,733.39	9.49%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,237,933.38	6.18%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,177,987.77	5.88%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,035,153.33	5.17%

INSTITUTIONAL SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	5,908,826.75	24.43%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	4,645,501.78	19.21%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	4,335,830.20	17.93%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,981,322.46	8.19%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,972,312.81	8.15%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,299,163.64	5.37%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	6,206,950.05	59.18%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	2,030,651.15	19.36%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,939,002.04	18.49%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	525,524.73	99.91%

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	408,725.66	98.73%

INTERNATIONAL EQUITY ESG FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	631,311.91	36.69%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	164,117.69	9.54%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	163,148.19	9.48%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	110,785.21	6.44%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	88,910.83	5.17%

CLASS C SHARES	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	420,488.14	74.07%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	39,125.59	6.89%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	188,481.08	52.63%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	40,174.19	11.22%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	21,311.88	5.95%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	19,674.28	5.49%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	13,302.30	61.69%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	4,927.49	22.85%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,550.31	7.19%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,531.15	7.10%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,260,966.57	99.86%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	22,052.18	97.30%

SERVICE SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	130.40	68.43%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	60.17	31.57%

INTERNATIONAL EQUITY INCOME FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	99,588.42	8.25%

CLASS C SHARES	Morgan Stanley Smith Barney LLC, Ascensus Trust Co., FBO Family Medicine Associates 401(k)/P, PO Box 10758, Fargo, ND 58106-0758	23,889.62	17.52%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	16,225.15	11.90%

	AXA Advisors LLC, Ascensus Trust Co., FBO 401(k) Plan – 192619, PO Box 10758, Fargo, ND 58106-0758	10,598.82	7.77%

	EFC Financial Services LLC, Ascensus Trust Co., FBO L.W. Real Estate Services, PO Box 10758, Fargo, ND 58106-0758	8,394.95	6.16%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	97,877.85	39.56%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	66,053.64	26.70%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	59,461.24	24.03%

INVESTOR SHARES	TIAA CREF Individual & TIAA, FBO Retirement Plans for Which TIAA Acts as Recordkeeper, Attn: Trust Operations, 211 N. Broadway, Suite 1000, Saint Louis, MO 63102-2748	10,268.89	46.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5,471.50	24.69%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	3,132.23	14.13%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,908.25	8.61%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	2,324,844.24	99.26%

CLASS R SHARES	Morgan Stanley Smith Barney LLC, Ascensus Trust Co., FBO Bryan Electric, Inc. 401(k) Plan 2, PO Box 10758, Fargo, ND 58106-0758	2,624.37	50.26%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,421.74	27.23%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	794.54	15.22%

	Ameriprise Financial Services, Inc., Ascensus Trust Co., FBO Morris Auto Plaza Safe Harbor 401(k), PO Box 10758, Fargo, ND 58106-0758	381.29	7.30%

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	9,261.97	59.46%

	EFC Financial Services LLC, Ascensus Trust Co., FBO Infinity Conference Group, Inc. 401(k), PO Box 10758, Fargo, ND 58106-0758	5,304.34	34.05%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,010.41	6.49%

INTERNATIONAL EQUITY INSIGHTS FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	8,866,795.25	45.93%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,695,139.40	13.96%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97RT0 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,764,278.95	9.14%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	1,321,188.58	6.84%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	492,402.96	25.64%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	267,482.23	13.93%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RT3 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	246,790.99	12.85%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	246,675.61	12.85%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	161,455.50	8.41%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	127,384.75	6.63%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	121,229.93	6.31%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	28,680,796.55	28.79%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	9,013,709.58	9.05%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	8,599,248.53	8.63%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	36,440,232.84	73.95%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	4,411,406.63	8.95%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	29,308,411.46	100.00%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	2,516,188.02	5.11%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	497,649.09	63.82%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	107,293.83	13.76%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	7,614,675.52	16.02%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth Strategy, GS International Equity Insights Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	7,077,045.38	14.88%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth & Income Strategy, GS International Equity Insights Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	5,999,779.86	12.62%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	5,483,477.86	11.53%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	4,396,401.76	9.25%

SERVICE SHARES	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	114,385.21	26.86%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	88,977.26	20.90%

	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	57,909.36	13.60%

	Lincoln Financial Advisors, Lincoln Financial Group Trust Co., FBO Rollover SS IRA Plan, 1 Granite Pl., Concord, NH 03301-3271	35,333.25	8.30%

	American United Life Insurance Co., FBO Unit Investment Trust, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	29,714.45	6.98%

INTERNATIONAL SMALL CAP INSIGHTS FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	5,528,596.65	39.39%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,047,870.05	14.59%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,008,406.28	7.18%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,346,371.93	28.46%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	926,977.88	19.59%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	636,331.43	13.45%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	412,266.73	8.71%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	358,191.70	7.57%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	255,878.31	5.41%

INSTITUTIONAL SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	50,339,147.36	27.65%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	40,577,229.85	22.29%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	31,732,385.08	17.43%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	12,017,523.62	47.98%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5,399,335.84	21.56%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	3,878,815.55	15.49%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,920,097.43	7.67%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,771,015.54	99.61%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	60,894,733.91	60.02%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, Structured International Small Cap, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	8,970,088.65	8.84%

LARGE CAP GROWTH INSIGHTS FUND CLASS A SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97P45 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,864,001.23	18.18%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,350,817.90	13.17%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	787,813.08	7.68%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	325,066.65	21.04%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	214,310.86	13.87%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	200,671.71	12.99%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	198,672.46	12.86%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	125,255.09	8.11%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RS1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	108,184.27	7.00%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	84,662.36	5.48%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	4,440,992.43	18.57%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	2,526,881.83	10.56%

	Reliance Trust Company, FBO BancorpSouth C/C, PO Box 28004, Atlanta, GA 30358-0004	1,641,195.21	6.86%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,229,129.61	5.14%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	4,202,046.01	31.78%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	2,411,509.53	18.24%

	American United Life Insurance Co., 1 American Sq., Indianapolis, IN 46282-0002	1,878,170.73	14.21%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,568,548.70	11.86%

	Goldman Sachs Direct Accounts, John Hancock Trust Company LLC, 690 Canton St., Suite 100, Westwood, MA 02090-2324	800,329.10	6.05%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	1,512,411.82	99.96%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	377,379.36	32.25%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	74,135.72	6.33%

CLASS R6 SHARES	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	1,644,368.78	17.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,620,496.91	16.75%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,030,277.22	10.65%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	944,952.45	9.77%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	928,082.73	9.60%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	537,886.09	5.56%

SERVICE SHARES	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	972,335.42	59.77%

	Devon Bank, Attn: Trust Operations, 6445 N. Western Ave., Suite 300, Chicago, IL 60645-5494	361,788.07	22.24%

	American United Life Insurance Co., FBO Unit Investment Trust, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	141,537.10	8.70%

LARGE CAP VALUE INSIGHTS FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	571,077.40	18.15%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	450,771.76	14.32%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	227,388.32	7.23%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	219,285.32	6.97%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	199,217.18	6.33%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	187,810.95	5.97%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	179,913.36	5.72%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	157,677.20	5.01%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	100,037.58	16.67%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	98,054.86	16.34%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	64,568.25	10.76%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	49,618.69	8.27%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	46,712.14	7.79%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	42,545.86	7.09%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,915,819.83	32.76%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,383,214.38	23.65%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	433,631.69	7.41%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	418,663.04	7.16%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	312,781.26	5.35%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	3,593,551.52	56.40%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,380,766.98	21.67%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	514,896.15	8.08%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	1,586,404.27	99.33%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	197,862.17	78.20%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	13,843.67	5.47%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	2,516,505.53	69.84%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	192,321.95	5.34%

SERVICE SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	208,605.92	57.52%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Prudential PIMS/Retirement, Questex LLC 401(k) Plan, 275 Grove St., Suite 2-130, Newton, MA 02466-2275	88,606.44	24.43%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	54,565.77	15.05%

RISING DIVIDEND GROWTH FUND CLASS A SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	3,152,336.56	16.69%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	2,763,665.94	14.64%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,689,596.34	8.95%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,620,273.54	8.58%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	1,562,747.89	8.28%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,217,688.80	6.45%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,108,239.41	5.87%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,075,738.33	5.70%

CLASS C SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	3,261,760.96	18.52%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	3,047,589.98	17.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	3,042,209.05	17.27%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,979,986.38	11.24%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,232,504.76	7.00%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,150,904.50	6.54%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,070,833.99	6.08%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	968,180.19	5.50%

INSTITUTIONAL SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	3,127,677.72	18.68%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	3,086,855.54	18.44%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,975,092.50	17.77%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	1,592,060.73	9.51%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,421,829.35	8.49%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,303,971.51	7.79%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	4,241,544.70	45.21%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	2,529,010.92	26.96%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,972,769.94	21.03%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 295 Chipeta Way, Salt Lake City, UT 84108-1285	1,834,066.68	99.41%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	34,521.44	14.75%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	26,945.83	11.52%

	TD Ameritrade Clearing Inc., TD Ameritrade Trust Company, CO# 00C6B, PO Box 17748, Denver, CO 80217-0748	25,582.33	10.93%

	Goldman Sachs Direct Accounts, Ascensus Trust Co., FBO My Plastic Surgery Group – Sando & AK, PO Box 10758, Fargo, ND 58106-0758	15,902.58	6.80%

	GWFS Equities, Inc., Capital Bank & Trust Co., FBO Gyk Antler 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	12,954.82	5.54%

	GWFS Equities, Inc., FBO Gift Services, Inc. 401(k), C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	12,676.22	5.42%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	12,150.68	5.19%

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	203,234.44	99.53%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SMALL CAP EQUITY INSIGHTS FUND CLASS A SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	392,355.13	18.49%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	211,297.02	9.96%

	USI Securities, Inc., Patterson & Co., FBO Knox County EE RET & AAP 6055899734, 1525 West WT Harris Blvd., Charlotte, NC 28288-1076	138,823.60	6.54%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	124,545.91	5.87%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	107,147.05	5.05%

CLASS C SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	68,841.12	19.36%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	44,477.24	12.51%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	32,429.85	9.12%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	32,370.74	9.10%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	26,555.62	7.47%

INSTITUTIONAL SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	7,390,040.24	68.37%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,117,526.84	10.34%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	752,487.00	6.96%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	652,122.76	6.03%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,528,932.34	56.62%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,013,492.24	37.53%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,905,035.92	98.17%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	147,685.67	22.29%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,206,903.73	38.41%

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, Structured Small Cap Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	1,871,263.97	32.57%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	687,995.95	11.98%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	333,488.24	5.80%

SERVICE SHARES	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Great West IRA Advantage, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	21,955.11	18.19%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GWFS Equities, Inc., Capital Bank & Trust Company, AHH, Inc. 401(k) Plan, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	16,372.27	13.57%

	GWFS Equities, Inc., Now Plastics, Inc., FBO Now Plastics, Inc. 401(k) Plan, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	10,110.08	8.38%

	GWFS Equities, Inc., Capital Bank & Trust Company, FBO ManageAmerica Integrated Billing Services, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	8,816.44	7.31%

	GWFS Equities, Inc., MJI, Inc. Profit Sharing & 401(k) Plan, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	6,892.11	5.71%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	6,620.21	5.49%

	GWFS Equities, Inc., FBO Probity Products 401(k), C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	6,520.99	5.40%

	GWFS Equities, Inc., Capital Bank & Trust Company, FBO Everist Materials LLC 401(k), C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	6,036.91	5.00%

SMALL CAP GROWTH INSIGHTS FUND CLASS A SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	423,591.33	17.43%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	130,977.27	5.39%

	Voya Financial Partners LLC, Voya Retirement Insurance & Annuity Company, 1 Orange Way, Windsor, CT 06095-4773	126,195.65	5.19%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	43,321.50	13.59%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	31,812.23	9.98%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	30,526.95	9.58%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	24,677.88	7.74%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	23,858.81	7.49%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	19,410.84	6.09%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	17,849.71	5.60%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	2,305,337.87	27.18%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,180,627.10	13.92%

	Nationwide Investment Services, Nationwide Trust Company, FBO Participating Retirement Plans, NTC-PLNS, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	988,861.85	11.66%

	GWFS Equities, Inc., Wells Fargo Bank NA, FBO State of Kansas Public Employee Def. Comp. A, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	697,210.76	8.22%

INVESTOR SHARES	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	9,380,037.83	90.07%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	312,688.89	99.92%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	340,192.59	57.69%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	64,086.44	10.87%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,898,814.24	25.63%

	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	913,943.39	12.33%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	637,466.29	8.60%

	Prudential PIMS/Retirement, PL 960 Kelsey-Seybold 401(k) Plan, 11511 Shadow Creek Parkway, Pearland, TX 77584-7298	501,943.64	6.77%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Recordkeeping for Various Benefit Plans, C/O Mutual Fund Trading, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	413,140.04	5.58%

	T. Rowe Price Retirement Plan Services, Inc., FBO Retirement Plan Clients, 4515 Painters Mill Rd., Owings Mills, MD 21117-4903	371,074.01	5.01%

SMALL CAP VALUE INSIGHTS FUND CLASS A SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	507,479.76	15.10%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	215,343.45	6.41%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	174,921.42	5.20%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	62,086.34	21.48%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	32,771.53	11.34%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	32,212.28	11.14%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	27,434.74	9.49%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	20,624.82	7.13%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	751,974.93	24.23%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	529,996.94	17.08%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	407,568.97	13.13%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	339,752.00	10.95%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	290,245.91	9.35%

	SEI Private Trust Company, C/O Franklin Street Trust ID 701, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	193,818.75	6.25%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	437,691.32	29.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	412,824.22	28.18%

	GWFS Equities, Inc., Wells Fargo Bank NA, FBO State of New Hampshire Public Employees, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	249,962.47	17.06%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	196,775.48	13.43%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	906,839.20	99.98%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	18,884.40	24.34%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	6,773.55	8.73%

	GWFS Equities, Inc., Capital Bank & Trust Company, FBO Advanced Payroll Solutions, Inc. 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	5,348.84	6.89%

	GWFS Equities, Inc., FBO John T. Given M.D., Inc. Employees PSP, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	5,110.92	6.59%

	MSCS Financial Services LLC, Matrix Trust Company, FBO Shuffield Lowman 401(k) Profit Sharing, 717 17th St., Suite 1300, Denver, CO 80202-3304	4,783.43	6.17%

	GWFS Equities, Inc., FBO First Cumberland Properties 401(k) PS, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	4,058.00	5.23%

CLASS R6 SHARES	T. Rowe Price Retirement Plan Services, Inc., FBO Retirement Plan Clients, 4515 Painters Mill Rd., Owings Mills, MD 21117-4903	424,288.30	21.39%

	Wells Fargo Bank NA, FBO Modesto Irrig Basic GS Small Cap, PO Box 1533, Minneapolis, MN 55480-1533	279,086.45	14.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	271,039.63	13.66%

	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	163,231.94	8.23%

	Principal Securities, Inc., FBO PLIC Various Retirement Plans, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	129,772.28	6.54%

	Nationwide Investment Services, Nationwide Trust Company, FBO Participating Retirement Plans, NTC-PLNS, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	119,214.41	6.01%

	Prudential PIMS/Retirement, PL 763 Archer & Greiner, 1 Centennial Sq., Haddonfield, NJ 08033-2454	103,175.31	5.20%

U.S. EQUITY INSIGHTS FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	853,962.41	13.78%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	627,700.23	10.13%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	356,742.66	5.76%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	69,691.60	19.33%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	53,130.21	14.74%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	27,467.58	7.62%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	21,136.98	5.86%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	19,415.68	5.39%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	3,923,606.96	65.37%

	SEI Private Trust Company, C/O Glens Falls Bank ID 963, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	409,333.25	6.82%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	778,068.35	31.07%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	479,872.07	19.16%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	463,170.41	18.50%

	Goldman Sachs Direct Accounts, John Hancock Trust Company LLC, 690 Canton St., Suite 100, Westwood, MA 02090-2324	256,962.35	10.26%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	170,614.02	6.81%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	4,399,877.92	99.99%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	72,714.89	7.70%

CLASS R6 SHARES	GWFS Equities, Inc., SunTrust Bank, FBO Various SunTrust Omnibus Accounts, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	46,357.41	19.90%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	46,233.39	19.85%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	27,753.13	11.91%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	26,136.79	11.22%

	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	17,300.00	7.43%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	15,438.61	6.63%

	MML Distributors LLC – MM Aviator, MassMutual Life Insurance Co., 1295 State St., Springfield, MA 01111-0001	12,561.46	5.39%

SERVICE SHARES	GWFS Equities, Inc., Capital Bank & Trust Co., FBO Hathaway-Sycamores Child & Family Services, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	30,725.00	22.47%

	American United Life Insurance Co., FBO Unit Investment Trust, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	27,606.04	20.19%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	21,272.82	15.56%

	MML Distributors LLC, Reliance Trust Company, FBO MassMutual Registered Product, PO Box 28004, Atlanta, GA 30358-0004	20,116.57	14.71%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	15,821.41	11.57%

	GWFS Equities, Inc., Capital Bank & Trust Co., FBO PAC Machine Company, Inc. 401(k) PSP, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	10,958.59	8.01%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

FISCAL YEAR END 11/30

MLP ENERGY INFRASTRUCTURE FUND CLASS A SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	2,856,897.39	23.74%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,535,770.54	12.76%

	Morgan Stanley Smith Barney LLC, U.S. Bank, FBO SISC GASB 45 Trust A, 1555 N. Rivercenter Dr., Suite 302, Milwaukee, WI 53212-3958	1,150,421.82	9.56%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	986,726.52	8.20%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	959,131.23	7.97%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	905,881.18	7.53%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	788,639.50	6.55%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	649,666.51	5.40%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	623,653.21	5.18%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	3,313,493.75	26.36%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	2,609,200.70	20.75%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,982,039.89	15.77%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,485,174.47	11.81%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	858,919.97	6.83%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	800,648.47	6.37%

INSTITUTIONAL SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	30,147,170.57	32.52%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	9,513,969.80	10.26%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	8,956,633.45	9.66%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	8,715,344.05	9.40%

	MSCS Financial Services LLC, SEI Private Trust Company, C/O Rockland SWP, 1 Freedom Valley Dr., Oaks, PA 19456-9989	8,700,604.10	9.39%

	Vanguard Brokerage Services, A/C 8031-2347, PO Box 1170, Valley Forge, PA 19482-1170	7,498,168.19	8.09%

	Pershing LLC, 1 Pershing Plz., Jersey City, NJ 07399-0001	5,132,788.18	5.54%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	7,469,666.82	42.04%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	6,342,624.02	35.70%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	3,343,508.00	18.82%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	163,430,181.77	98.53%

CLASS R SHARES	Lincoln Financial Advisors, Lincoln Retirement Services Company, FBO Int’l Church Foursquare 403B, PO Box 7876, Fort Wayne, IN 46801-7876	99,003.53	51.31%

	EFC Financial Services LLC, Ascensus Trust Co., FBO Rankin & Rankin, Inc. 401(k) Plan, PO Box 10758, Fargo, ND 58106-0758	24,383.30	12.64%

	EFC Financial Services LLC, Ascensus Trust Co., FBO Modern Glass, Paint & Tile Company, PO Box 10758, Fargo, ND 58106-0758	13,957.09	7.23%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, GS MLP Energy Infrastructure, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	10,080,865.67	42.74%

	Goldman Sachs Trust, GS Tactical Tilt Implementation Fund, 200 West St., Fl. 36, New York, NY 10282-2102	9,108,996.10	38.62%

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, GS MLP Energy Infrastructure, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	2,195,299.50	9.31%

	Goldman Sachs Trust, GS Collective Trust Tactical Exposure Fund, 200 West St., Fl. 36, New York, NY 10282-2102	1,588,743.50	6.74%

MLP & ENERGY FUND CLASS A SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,278.06	84.97%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	933.59	15.03%

CLASS C SHARES	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	12,327.42	70.30%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,208.49	29.70%

INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	292,159.36	99.95%

INVESTOR SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,299.10	100.00%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,203,116.19	99.08%

CLASS R SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,254.05	94.78%

	MSCS Financial Services LLC, PAi Trust Company, Inc., Cantor Novak Beaver & Pike PC 401(k), 1300 Enterprise Dr., De Pere, WI 54115-4934	289.09	5.22%

CLASS R6 SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5,312.96	100.00%

FISCAL YEAR END 12/31

ABSOLUTE RETURN TRACKER FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	3,556,994.75	44.32%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	975,740.91	12.16%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	604,109.39	7.53%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	491,957.52	6.13%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	417,106.90	5.20%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	412,440.11	5.14%

CLASS C SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	647,914.28	34.62%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97RS0 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	356,643.41	19.05%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	172,486.51	9.22%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	159,429.41	8.52%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	139,393.41	7.45%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	134,714.49	7.20%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	131,656.46	7.03%

INSTITUTIONAL SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	59,804,455.58	24.10%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	59,720,893.95	24.07%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	40,339,175.38	16.26%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	31,938,484.16	12.87%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	17,000,063.72	49.16%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	9,585,383.95	27.72%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	4,338,982.95	12.55%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	20,262,996.45	99.99%

CLASS R SHARES	Hartford Life Insurance Company, Separate Account 401(k), 1 Griffin Rd. N., Windsor, CT 06095-1512	86,229.40	33.64%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	46,805.71	18.26%

	MSCS Financial Services LLC, Matrix Trust Company, FBO Miscor Group 401(k) Plan & Trust, 717 17th St., Suite 1300, Denver, CO 80202-3304	22,518.83	8.78%

	MML Distributors LLC – MM Aviator, MassMutual Life Insurance Co., 1295 State St., Springfield, MA 01111-0001	17,365.44	6.77%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	14,008.29	5.46%

	MSCS Financial Services LLC, Matrix Trust Company, FBO 401(k) Goncalves & Alves, Inc., 539 Sport Hill Rd., Easton, CT 06612-1715	13,623.77	5.31%

CLASS R6 SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	288,296.21	35.68%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	MSCS Financial Services LLC, Matrix Trust Company, Newport Trust Company Viejas Retirement Program, 35 Iron Point Cir., Suite 300, Folsom, CA 95630-8589	245,501.35	30.38%

	Goldman Sachs & Co. LLC, GS Variable Insurance Trust, GS Multi-Strategy Alternatives Portfolio, 70 Fargo St., Boston, MA 02210-2126	122,423.21	15.15%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	77,422.35	9.58%

ALTERNATIVE PREMIA FUND CLASS A SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	217,839.12	21.19%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	122,561.13	11.92%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	112,541.17	10.95%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	102,746.38	10.00%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	102,038.53	9.93%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	87,876.16	8.55%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	86,876.91	8.45%

CLASS C SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	146,135.73	21.10%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	126,935.78	18.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	113,741.29	16.42%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	91,855.19	13.26%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	72,848.26	10.52%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	38,229.26	5.52%

INSTITUTIONAL SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	305,287.29	28.40%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	165,835.50	15.43%

	Goldman Sachs Asset Management LP, AST GS Global Growth Portfolio, Gateway Center Three, 100 Mulberry St., Newark, NJ 07102-4056	113,736.06	10.58%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	81,080.48	7.54%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	64,118.61	5.96%

INVESTOR SHARES	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops. Manager, 60 S. 6th St., Suite 700 # P08, Minneapolis, MN 55402-4413	525,092.25	49.01%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	272,516.11	25.44%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	185,464.11	17.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	74,100.36	6.92%

CLASS P SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,191.28	72.75%

	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	446.12	27.25%

CLASS R SHARES	Principal Securities, Inc., FBO PLIC Various Retirement Plans, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	4,925.73	75.22%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,623.07	24.78%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth & Income Strategy, GS Dynam. Alloc. Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,677,199.46	30.62%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Balanced Strategy, GS Dynam. Alloc. Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,222,483.34	22.32%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth Strategy Omnibus A/C GS Dynam. Alloc. Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,157,935.35	21.14%

	Goldman Sachs Asset Management LP, KPMG Partner Pension Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	770,303.31	14.06%

	Goldman Sachs Asset Management LP, KPMG Pension Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	457,367.59	8.35%

BALANCED STRATEGY PORTFOLIO CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	3,315,455.97	35.66%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	802,982.50	8.64%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	663,734.50	7.14%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97TL7 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	570,034.31	6.13%

CLASS C SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	185,147.97	18.23%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	147,779.84	14.55%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	84,763.50	8.34%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	69,136.78	6.81%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97TL5 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	56,075.61	5.52%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	53,679.57	5.28%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	25,667,536.59	98.07%

INVESTOR SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	159,651.30	50.35%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	45,124.87	14.23%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	38,890.98	12.26%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	28,256.34	8.91%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	24,185.58	7.63%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,642,867.74	99.94%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	340,971.10	39.21%

	The Strategic Financial Alliance, Tapia Quality Products 401(k) Plan & Defined Benefit Plan, 1291 Thurston Ave., Los Altos, CA 94024-6865	247,196.67	28.42%

	The Strategic Financial Alliance, California Waterproofing Supply Cash Balance Plan, 14855 Wicks Blvd., San Leandro, CA 94577-6605	177,903.84	20.46%

	The Strategic Financial Alliance, De Vore Packaging, Inc. Defined Benefit Pension Plan, 1010 Calle Cordillera, Suite 107, San Clemente, CA 92673-6243	80,049.71	9.20%

CLASS R6 SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	107,121.11	64.27%

	Voya Financial Partners LLC, Voya Retirement & Annuity Company, ING Fund Operations TN41, 1 Orange Way, Windsor, CT 06095-4773	28,765.68	17.26%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	EFC Financial Services, LLC Ascensus Trust Co., FBO Gary’s Tree & Landscape Safe Harbor, PO Box 10758, Fargo, ND 58106-0758	28,252.59	16.95%

SERVICE SHARES	TCA TrustCorp America, 5301 Wisconsin Ave. N.W., Fl. 4, Washington, D.C. 20015-2047	32,397.82	55.34%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	14,514.74	24.79%

	MidFirst Trust, 1760 S. Monaco Parkway, Denver, CO 80224-2170	10,170.70	17.37%

COMMODITY STRATEGY FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	994,544.33	44.25%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	305,543.17	13.59%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	179,246.36	7.98%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	148,035.47	6.59%

CLASS C SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	83,719.18	35.37%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	33,191.68	14.02%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	26,746.26	11.30%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	23,968.00	10.13%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Principal Securities, Inc., FBO PLIC Various Retirement Plans, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	17,154.41	7.25%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RR1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	17,044.75	7.20%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	4,942,069.24	30.83%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	3,607,488.27	22.51%

	Band & Co. Institutional Trust, C/O U.S. Bank NA, PO Box 1787, Milwaukee, WI 53201-1787	2,289,659.36	14.28%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,160,173.32	7.24%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	396,627.42	63.44%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	147,190.50	23.54%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	145,083.62	99.42%

CLASS R SHARES	Mid Atlantic Capital Corp., Mid Atlantic Trust Company, FBO Myval LLC 401(k) Profit Sharing Plan, 1251 Waterfront Pl., Suite 525, Pittsburgh, PA 15222-4228	28,820.58	13.79%

	Principal Securities, Inc., FBO PLIC Various Retirement Plans, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	26,756.48	12.80%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	24,891.02	11.91%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	MML Distributors LLC – MM Aviator, MassMutual Life Insurance Co., 1295 State St., Springfield, MA 01111-0001	24,007.71	11.49%

	KMS Financial Services, Inc., Ascensus Trust Co., FBO UIDC 401(k) Plan 005253, PO Box 10758, Fargo, ND 58106-0758	17,121.28	8.19%

	GWFS Equities, Inc., Capital Bank & Trust Company, FBO J&R Dairy Service / Joe & RSS Ice Cream, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	13,283.22	6.35%

	GWFS Equities, Inc., Capital Bank & Trust Company, FBO NJ Festival of Ballooning 401(k) PSP, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	13,135.44	6.28%

CLASS R6 SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	7,589,791.41	99.50%

DYNAMIC GLOBAL EQUITY FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	1,278,658.87	15.74%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	960,379.88	11.82%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	756,284.99	9.31%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TM6 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	624,861.02	7.69%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	524,551.36	6.46%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	199,944.54	20.55%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	73,523.23	7.56%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TM4 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	71,823.77	7.38%

	Goldman Sachs Direct EX DLR Accounts, Sweeney & Associates, Inc., ADP Plan #600486—Goldman Sachs 401(k) Plan, 38730 Sky Canyon Dr., Suite C, Murrieta, CA 92563-2560	58,426.82	6.01%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	172,649.71	29.34%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	141,689.82	24.08%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	61,180.84	10.40%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	60,795.75	10.33%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	33,623.27	5.71%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	29,793.01	5.06%

INVESTOR SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	155,584.36	63.95%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	34,957.84	14.37%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	29,965.59	12.32%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	15,888.11	6.53%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,235,496.43	99.99%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	303,278.51	99.49%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Growth Strategy, GS Financial Square Government Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	10,404,068.07	41.88%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Growth & Income Strategy, GS Financial Square Government Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	10,080,594.95	40.58%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Balanced Strategy, GS Financial Square Government Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	4,090,039.75	16.47%

SERVICE SHARES	MidFirst Trust, MidFirst Bank, FBO M.G.F. IRA, 7559 S. Emerson St., Centennial, CO 80122-3069	11,882.31	35.39%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	5,799.27	17.27%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	4,209.41	12.54%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	3,855.68	11.48%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	2,347.66	6.99%

GLOBAL INFRASTRUCTURE FUND CLASS A SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	84,237.36	97.42%

CLASS C SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	219,916.25	98.30%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	Goldman Sachs Asset Management LP, AST GS Global Growth Portfolio, Gateway Center Three, 100 Mulberry St., Newark, NJ 07102-4056	58,112.62	61.10%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	33,044.03	34.75%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	55,671.01	95.37%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	266,425.26	99.63%

CLASS R SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,660.07	100.00%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, Structured Tax Managed Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	5,455,390.00	35.99%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Satellite Strategies Portfolio, GS Global Infrastructure Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	3,735,152.24	24.64%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Growth & Income Strategy, GS Global Infrastructure Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,572,501.46	10.37%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth Strategy, GS Global Infrastructure Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,343,837.35	8.87%

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, Structured Small Cap Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	1,195,167.66	7.88%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Equity Growth Strategy Portfolio, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,081,256.33	7.13%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Balanced Strategy, GS Global Infrastructure Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	770,299.05	5.08%

GLOBAL REAL ESTATE SECURITIES FUND CLASS A SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,806.74	61.76%

	Goldman Sachs Direct EX DLR Accounts, 2222 Denbeigh Dr., Jamison, PA 18929-1445	656.01	14.43%

	Goldman Sachs Direct Accounts, UMB Bank NA, 43 Wandsworth Bridge Way, Lutherville Timonium, MD 21093-3963	505.50	11.12%

	Lincoln Investment Planning, UMB Bank NA, 1860 Hill Chase, Alpharetta, GA 30022-4464	273.25	6.01%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	255.44	5.62%

CLASS C SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,736.86	49.16%

	TD Ameritrade Clearing, Inc., S.I.B. IRA, 48 Greenway Lane, Rye Brook, NY 10573-1516	1,853.93	33.30%

	TD Ameritrade Clearing, Inc., J.B. IRA, 1767 Central Park Ave., Suite 1, Yonkers, NY 10710-2828	976.57	17.54%

INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	174,175.54	95.30%

INVESTOR SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,843.92	100.00%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	3,603,394.50	99.97%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,789.07	100.00%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, Structured Tax Managed Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	5,618,612.03	33.83%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Satellite Strategies Portfolio, GS Global Real Estate Securities Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	5,021,831.76	30.24%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Trust Growth & Income Strategy, GS Global Real Estate Securities Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,500,437.47	9.03%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth Strategy, GS Global Real Estate Securities Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,294,938.99	7.80%

	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, Structured Small Cap Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	1,230,650.27	7.41%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Dynamic Global Equity Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,110,689.99	6.69%

GROWTH & INCOME STRATEGY PORTFOLIO CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	7,181,029.81	35.36%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	1,809,748.52	8.91%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TM0 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,302,479.88	6.41%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,257,566.81	6.19%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	321,252.63	21.45%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	134,036.77	8.95%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TL8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	123,845.59	8.27%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	88,253.96	5.89%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	76,806.55	5.13%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	75,634.93	5.05%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	22,170,286.68	91.45%

INVESTOR SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	181,938.02	34.23%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	150,094.93	28.24%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	119,044.88	22.40%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	69,097.09	13.00%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	14,347,688.23	99.13%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	307,276.44	88.00%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	20,067.66	5.75%

CLASS R6 SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	367,799.35	72.51%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	74,982.01	14.78%

	Voya Financial Partners LLC, Voya Retirement & Annuity Company, ING Fund Operations TN41, 1 Orange Way, Windsor, CT 06095-4773	26,034.39	5.13%

SERVICE SHARES	TCA TrustCorp America, 5301 Wisconsin Ave. N.W., Fl. 4, Washington, D.C. 20015-2047	158,315.31	75.13%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	16,024.33	7.60%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	10,696.65	5.08%

GROWTH STRATEGY PORTFOLIO CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	3,920,757.23	18.90%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	2,539,843.91	12.24%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TM3 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,566,501.95	7.55%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,513,305.40	7.29%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,316,073.95	6.34%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,173,552.69	5.66%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	234,245.19	12.69%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team 97TM1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	130,793.31	7.08%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	110,257.97	5.97%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	99,908.51	5.41%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	96,525.44	5.23%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	10,492,855.79	89.24%

INVESTOR SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	166,647.17	37.75%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	120,519.93	27.30%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	67,098.44	15.20%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	36,993.79	8.38%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	10,662,010.85	98.89%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	344,226.85	82.86%

	Mid Atlantic Capital Corp., Mid Atlantic Trust Company, FBO Vantage Partners LLC 401(k), 1251 Waterfront Pl., Suite 525, Pittsburgh, PA 15222-4228	26,293.44	6.33%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	21,532.38	5.18%

CLASS R6 SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	139,664.99	25.96%

	Voya Financial Partners LLC, Voya Retirement & Annuity Company, ING Fund Operations TN41, 1 Orange Way, Windsor, CT 06095-4773	126,448.34	23.50%

	Voya Financial Partners LLC, Voya Retirement & Annuity Company, 1 Orange Way, Windsor, CT 06095-4773	80,693.58	15.00%

	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	43,686.54	8.12%

	EFC Financial Services LLC, Ascensus Trust Co., FBO Buffini & Company 401(k) Profit Sharing Plan, PO Box 10758, Fargo, ND 58106-0758	41,989.45	7.80%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	EFC Financial Services, LLC Ascensus Trust Co., FBO Gary’s Tree & Landscape Safe Harbor, PO Box 10758, Fargo, ND 58106-0758	29,738.44	5.53%

SERVICE SHARES	TCA TrustCorp America, 5301 Wisconsin Ave. N.W., Fl. 4, Washington, D.C. 20015-2047	104,476.72	77.22%

	American United Life Insurance Co., FBO Unit Investment Trust, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	10,776.33	7.97%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	8,678.38	6.41%

INTERNATIONAL EQUITY DIVIDEND & PREMIUM FUND CLASS A SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	86,761.96	24.81%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	57,499.42	16.44%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	45,693.90	13.07%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	40,210.12	11.50%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	32,669.04	9.34%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	24,300.51	6.95%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	19,888.09	5.69%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	33,849.80	26.27%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	19,534.60	15.16%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15,253.51	11.84%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	10,100.82	7.84%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	9,755.95	7.57%

	EFC Financial Services LLC, Ascensus Trust Co., FBO Dr. J.M.C. 401(k) 214194, PO Box 10758, Fargo, ND 58106-0758	7,634.56	5.93%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	725,036.84	43.90%

	MSCS Financial Services LLC, Mori & Co., 922 Walnut St., Mailstop TBTS 2, Kansas City, MO 64106-1802	277,594.49	16.81%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	178,237.01	10.79%

	First Tennessee Bank National Association, SEI Private Trust Company, C/O First Tennessee ID 683, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	121,416.23	7.35%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	712,596.41	46.92%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	313,090.73	20.61%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	287,732.78	18.95%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	176,594.97	11.63%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	20,632,014.75	99.27%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, International Equity Dividend & Premium Fund, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	19,546,544.33	99.99%

INTERNATIONAL REAL ESTATE SECURITIES FUND CLASS A SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	101,777.73	23.11%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	88,213.20	20.03%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	37,338.11	8.48%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	26,927.97	6.12%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	25,001.23	5.68%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	24,632.58	5.59%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	5,416.34	24.01%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	5,164.33	22.89%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	3,002.50	13.31%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops. Manager, 60 S. 6th St., Suite 700 # P08, Minneapolis, MN 55402-4413	2,333.89	10.34%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	1,923.13	8.52%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,689.76	7.49%

	Goldman Sachs Direct EX DLR Accounts, UMB Bank NA, FBO Customer Roth IRA, 2720 White Barn Rd., Aurora, IL 60502-6332	1,177.02	5.22%

INSTITUTIONAL SHARES	GS PWM Institutional Class, State Street Bank & Trust Co., FBO American Bureau of Shipping, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	528,259.06	51.74%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	186,279.25	18.25%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	166,969.68	16.35%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	4,378.95	26.61%

	MSCS Financial Services LLC, Matrix Trust Company, FBO Graham & Jensen LLP, 717 17th St., Suite 1300, Denver, CO 80202-3304	4,027.38	24.47%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	3,557.36	21.62%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	2,230.32	13.55%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,549.98	9.42%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	10,940,422.88	99.71%

CLASS R6 SHARES	Goldman Sachs Trust, GS Absolute Return Multi-Asset Fund, 200 West St., Fl. 36, New York, NY 10282-2102	3,366.81	64.76%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	1,831.88	35.24%

INTERNATIONAL TAX-MANAGED EQUITY FUND CLASS A SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	212,070.20	25.09%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	122,090.89	14.44%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	108,847.14	12.88%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	98,971.76	11.71%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	72,048.01	8.52%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	67,079.77	7.93%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	40,763.64	28.54%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	23,463.81	16.43%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	22,492.05	15.74%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	12,289.62	8.60%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	470,856.78	28.67%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	228,544.03	13.92%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	218,123.75	13.28%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	147,923.49	9.01%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	126,153.63	7.68%

	Goldman Sachs Direct Accounts, FIIOC FBO Belle Tire Distributors, Inc. 401(k) Salary Reduction Plan, 100 Magellan Way, #KW1C, Covington, KY 41015-1999	87,125.91	5.30%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	873,978.91	50.50%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	428,032.76	24.73%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	273,734.19	15.82%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	118,160.46	6.83%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	6,605,673.90	99.99%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, International Tax Managed Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	62,215,475.22	99.41%

MANAGED FUTURES STRATEGY FUND CLASS A SHARES	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	366,685.40	43.99%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	131,778.81	15.81%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	125,169.98	15.02%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	71,701.14	8.60%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	52,072.90	6.25%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	187,819.47	54.02%

	Stifel Nicolaus & Co., FBO Customers, 501 N. Broadway, St. Louis, MO 63102-2188	76,508.22	22.00%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	64,990.92	18.69%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	5,768,723.37	70.71%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	923,162.07	11.32%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	520,443.55	6.38%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9,078,744.88	83.51%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	1,529,178.29	14.07%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	19,604.68	95.39%

CLASS R SHARES	ADP / Broker Dealer, Inc., State Street Bank and Trust, Trustee/Customer, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2900	12,116.53	21.63%

	GWFS Equities, Inc., Health Care Technology, FBO Health Care Technology 401(k) PSP, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	10,437.54	18.63%

	National Financial Services LLC, FIIOC FBO Mori Associates, Inc. 401(k) Plan & Trust, 100 Magellan Way, #KW1C, Covington, KY 41015-1987	9,128.04	16.30%

	GWFS Equities, Inc., FBO Greenville Pathology PA PSP, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	6,997.58	12.49%

	Crown Capital Securities LP, Matrix Trust Company, FBO M.C.T. 401(k) Plan, 717 17th St., Suite 1300, Denver, CO 80202-3304	5,544.85	9.90%

	MSCS Financial Services LLC, Matrix Trust Company, FBO BFABC 401(k) Plan, 717 17th St., Suite 1300, Denver, CO 80202-3304	4,608.31	8.23%

CLASS R6 SHARES	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth & Income Strategy, Managed Futures Strategy Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,829,622.15	41.15%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Balanced Strategy, Managed Futures Strategy Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,226,332.25	27.58%

	Goldman Sachs Trust, State Street Bank & Trust Co., GS Growth Strategy, Managed Futures Strategy Fund, C/O State Street Corporation, 2 Avenue De Lafayette, Fl. 6, Boston, MA 02111-1888	1,162,215.71	26.14%

REAL ESTATE SECURITIES FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	395,645.93	21.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	178,185.38	9.61%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	172,481.14	9.30%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	161,322.74	8.70%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	121,545.53	6.55%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	44,164.04	22.47%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	31,868.74	16.21%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	26,509.44	13.49%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	11,353.38	5.78%

INSTITUTIONAL SHARES	Goldman Sachs Foundation, Attn: GS Foundation Team, 200 West St., Fl. 29, New York, NY 10282-2198	1,042,501.98	55.41%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	359,924.66	19.13%

	State Treasurer – Nebraska Investment Council, State of Nebraska, 1526 K. St., Suite 420, Lincoln, NE 68508-2734	113,454.97	6.03%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	237,775.61	59.68%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	68,076.83	17.09%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	44,589.07	11.19%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	5,922,893.19	99.64%

CLASS R SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	37,993.99	33.29%

	National Financial Services LLC, FIIOC FBO F.E.E. M.D. PA 401(k) Plan, 100 Magellan Way, #KW1C, Covington, KY 41015-1987	14,271.74	12.51%

	GWFS Equities, Inc., Great-West Trust Company LLC, FBO Employee Benefits Clients 401(k), 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	12,596.28	11.04%

	National Financial Services LLC, FIIOC Demitri Chesapeake Sales, Inc. 401(k) Plan, 100 Magellan Way, #KW1C, Covington, KY 41015-1987	7,930.07	6.95%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, GS Variable Insurance Trust, GS Multi-Strategy Alternatives Portfolio, 70 Fargo St., Boston, MA 02210-2126	37,693.13	90.87%

SERVICE SHARES	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	56,283.94	49.67%

	GWFS Equities, Inc., FBO Blue Ridge Pediatrics LLP PSP, C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	11,720.99	10.34%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	GWFS Equities, Inc., FBO D.B.L. D.D.S. P.C. Cash Def., C/O Fascore LLC, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	7,300.26	6.44%

SATELLITE STRATEGIES PORTFOLIO CLASS A SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,324,290.40	23.62%

	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	966,043.07	17.23%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	819,894.20	14.63%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	404,875.36	7.22%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RR1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	357,407.03	6.38%

CLASS C SHARES	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	542,704.57	24.18%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEQ #97RR1 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	396,300.08	17.66%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	280,517.31	12.50%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	172,741.53	7.70%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	164,271.90	7.32%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	141,977.01	6.33%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	125,548.25	5.59%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	10,347,648.33	44.39%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	3,897,953.96	16.72%

	SEI Private Trust Company, C/O Hills Bank & Trust ID 533, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	1,505,895.84	6.46%

	Reliance Trust Company, FIS / Vallee & Co., 480 Pilgrim Way, Suite 1000, Green Bay, WI 54304-5280	1,248,946.76	5.36%

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,147,809.54	45.93%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	578,858.75	23.16%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	550,219.65	22.02%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	445,171.50	99.72%

CLASS R SHARES	Hartford Life Insurance Company, Separate Account 401(k), 1 Griffin Rd. N., Windsor, CT 06095-1512	61,323.54	44.36%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	34,053.47	24.64%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	28,394.15	20.54%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

CLASS R6 SHARES	MSCS Financial Services LLC, Associated Trust Company, PO Box 22037, Green Bay, WI 54305-2037	4,102,114.05	70.43%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	1,212,498.41	20.82%

SERVICE SHARES	MSCS Financial Services LLC, BankPlus Wealth Management Group, 1200 Eastover Dr., Suite 300, Jackson, MS 39211-6325	15,699.73	52.27%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6,229.65	20.74%

	American United Life Insurance Co., FBO Group Retirement Account, Attn: Separate Accounts, PO Box 368, Indianapolis, IN 46206-0368	2,514.53	8.37%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,601.73	5.33%

	SEI Private Trust Company, C/O Trustmark, 1 Freedom Valley Dr., Oaks, PA 19456-9989	1,507.84	5.02%

U.S. TAX-MANAGED EQUITY FUND CLASS A SHARES	Edward D. Jones & Co., FBO Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	358,677.03	13.69%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	346,591.25	13.23%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	291,996.83	11.15%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	237,094.61	9.05%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	230,626.78	8.80%

	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	188,740.51	7.21%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	179,355.31	6.85%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	140,569.78	5.37%

CLASS C SHARES	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	202,937.83	28.67%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	163,735.47	23.13%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	85,359.78	12.06%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	48,703.21	6.88%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	37,379.04	5.28%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	809,068.96	50.05%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	168,832.94	10.44%

	MSCS Financial Services, Zeel & Co., Attn: Trust Ops., 141 E. 8th St., Holland, MI 49423-3503	160,804.91	9.95%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	141,855.17	8.77%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	90,957.10	5.63%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

INVESTOR SHARES	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	340,018.70	42.05%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	226,996.73	28.07%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	222,104.77	27.46%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	5,295,670.00	99.93%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Tax Advantaged Global Equity Portfolio, Structured Tax Managed Equity, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	60,628,342.10	99.94%

SERVICE SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	62,372.29	99.99%

U.S. EQUITY DIVIDEND & PREMIUM FUND CLASS A SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	4,432,760.49	30.72%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,652,113.00	11.45%

	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,181,982.51	8.19%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	1,141,971.07	7.91%

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	1,136,555.89	7.88%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,067,144.58	7.39%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	781,489.99	5.42%

CLASS C SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	1,888,518.69	18.05%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	1,838,540.26	17.57%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	1,564,717.17	14.95%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	1,348,779.45	12.89%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	1,029,946.70	9.84%

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	692,321.08	6.62%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	565,982.84	5.41%

INSTITUTIONAL SHARES	National Financial Services LLC, FBO Customers Mutual Funds, Attn: Mutual Funds Dept. 4th Floor, 499 Washington Blvd., Jersey City, NJ 07310-1995	17,792,505.52	19.58%

	Morgan Stanley Smith Barney LLC, FBO Customers, 1 New York Plz., Fl. 12, New York, NY 10004-1965	12,286,527.87	13.52%

	TD Ameritrade Clearing Inc., FBO Clients, PO Box 2226, Omaha, NE 68103-2226	12,042,704.05	13.25%

	Merrill Lynch Pierce Fenner & Smith, FBO Customers, Attn: Service Team SEC #97PR8 Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484	8,004,875.79	8.81%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	Charles Schwab & Co., Inc., Special Custody Account FBO Customers, Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1905	7,984,610.34	8.79%

	Wells Fargo Clearing Services LLC, A/C 1699-0135, Special Custody Account FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523	7,657,922.24	8.43%

	Saxon & Co., FBO 40400904099990, PO Box 7780-1888, Philadelphia, PA 19182-0001	7,566,805.32	8.33%

	UBS Financial Services, Inc., UBS WM USA, OMNI Account M/F, Special Custody Account FBO UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	4,735,013.63	5.21%

INVESTOR SHARES	Ameriprise Financial Services, Inc., American Enterprise Investment Svc, FBO # 41999970, 707 2nd Ave. S., Minneapolis, MN 55402-2405	14,947,069.92	43.47%

	LPL Financial Corporation, Omnibus Customer Account, Attn: Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	13,146,889.34	38.24%

	Raymond James & Associates, Omnibus for Mutual Funds, 92500015, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	4,549,297.21	13.23%

CLASS P SHARES	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	49,163,117.34	99.69%

CLASS R6 SHARES	Goldman Sachs & Co. LLC, J.P. Morgan Chase Bank NA, GS Enhanced Dividend Global Equity Portfolio, U.S. Equity Dividend & Premium, 1 Beacon St., Fl. 18, Boston, MA 02108-3107	20,470,164.06	99.99%

VIT CORE FIXED INCOME FUND INSTITUTIONAL SHARES	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., Fl. 54, Philadelphia, PA 19103-4201	449,533.36	61.20%

	AIG Life Insurance Co., AIG Life of Bermuda Ltd., In Respect of SEG Acct. Bermuda VL-U-II, 27 Richmond Rd., PO Box HM 152, Hamilton HM AX, Bermuda	237,300.01	32.31%

	Members Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677-9208		5.72%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	2,591,298.82	75.55%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	283,388.89	8.26%

	Commonwealth Annuity & Life Insurance Company, Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	243,903.10	7.11%

	Forethought Life Insurance Co., 10 W. Market St., Suite 2300, Indianapolis, IN 46204-2954	185,974.07	5.42%

VIT EQUITY INDEX FUND SERVICE SHARES	Commonwealth Annuity & Life Insurance Company, Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	8,893,401.36	91.13%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	682,317.29	6.99%

VIT GLOBAL TRENDS ALLOCATION FUND INSTITUTIONAL SHARES	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., Fl. 54, Philadelphia, PA 19103-4201	18,692.74	88.30%

	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,477.40	11.70%

SERVICE SHARES	Securian Financial Services, Inc., Minnesota Life Insurance Company, 400 Robert St. N., Suite A, Saint Paul, MN 55101-2099	13,056,791.00	48.33%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	11,462,731.46	42.43%

VIT GOVERNMENT MONEY MARKET FUND INSTITUTIONAL SHARES	Nationwide Investment Services, Nationwide Life Insurance Company, FBO NWPP, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	220,262,984.65	65.24%

	Connecticut General Life Insurance Co., J.P. Morgan Chase Bank NA, FBO Connecticut General Life Insurance Co. – P69279, 4 Chase, Metrotech Center, Fl. 6, Brooklyn, NY 11245-0003	76,176,087.26	22.56%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SERVICE SHARES	Life of Virginia, GE Life & Annuity Assurance Co., Attn: Variable Accounting, 660 W. Broad St., Building 2, Richmond, VA 23230-1721	132,643,623.60	36.44%

	AIG Life Insurance Co., American General Life Insurance Co., Variable Separate Account (VSA), Attn: Variable Products Accounting, 2727A Allen Parkway, Houston, TX 77019-2107	99,462,681.65	27.32%

	Commonwealth Annuity & Life Insurance Company, Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	65,289,463.27	17.94%

	Lincoln Financial Distributors, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	29,406,495.43	8.08%

VIT GROWTH OPPORTUNITIES FUND INSTITUTIONAL SHARES	GSAM Holdings LLC Seed Account, Attn: IMD-India-SAOS, Crystal Downs, Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	3,721.15	60.19%

	Kemper Investors Life Insurance Company, Zurich American Life Insurance Company, 165 Broadway, Fl. 21, New York, NY 10006-1454	2,460.40	39.80%

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	4,557,112.73	81.70%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	499,570.02	8.96%

VIT HIGH QUALITY FLOATING RATE FUND ADVISOR SHARES	Nationwide Investment Services, Nationwide Life Insurance Company, FBO NWVA4, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	625,590.25	97.91%

INSTITUTIONAL SHARES	AIG Life Insurance Co., AIG Life of Bermuda Ltd., In Respect of SEG Acct. Bermuda VL-U-II, 27 Richmond Rd., PO Box HM 152, Hamilton HM AX, Bermuda	245,973.50	54.08%

	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., Fl. 54, Philadelphia, PA 19103-4201	206,300.80	45.35%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SERVICE SHARES	Securian Financial Services, Inc., Minnesota Life Insurance Company, 400 Robert St. N., Suite A, Saint Paul, MN 55101-2099	4,178,583.44	60.71%

	Commonwealth Annuity & Life Insurance Company, Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	1,826,084.46	26.53%

	Nationwide Investment Services, Nationwide Life Insurance Company, FBO NWPP, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	744,608.03	10.82%

VIT INTERNATIONAL EQUITY INSIGHTS FUND INSTITUTIONAL SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	3,691,323.68	71.64%

	Kemper Investors Life Insurance Company, Zurich American Life Insurance Company, 165 Broadway, Fl. 21, New York, NY 10006-1454	531,135.08	10.31%

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	5,170,971.92	90.28%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	356,584.32	6.23%

VIT LARGE CAP VALUE FUND INSTITUTIONAL SHARES	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	9,534,228.75	54.35%

	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	5,755,718.89	32.81%

SERVICE SHARES	Lincoln Financial Distributors, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	15,251,910.76	46.08%

	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	11,867,601.58	35.85%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	4,672,594.20	14.12%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

VIT MID CAP VALUE FUND INSTITUTIONAL SHARES	RiverSource Life Insurance Co., RiverSource Life Insurance Co. of New York, A/C 1 Investment Accounting Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001	12,916,131.57	63.23%

	Life of Virginia, GE Life & Annuity Assurance Co., Attn: Variable Accounting, 660 W. Broad St., Building 2, Richmond, VA 23230-1721	2,233,696.94	10.94%

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	9,526,099.35	89.15%

VIT MULTI-STRATEGY ALTERNATIVES PORTFOLIO ADVISOR SHARES	RiverSource Life Insurance Co., RiverSource Life Insurance Co. of New York, A/C 1 Investment Accounting Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001	813,196.23	49.36%

	Lincoln Financial Distributors, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	257,504.93	15.63%

	Jefferson National Life Insurance Co., 10350 Ormsby Park Place, Louisville, KY 40223-6178	243,938.33	14.81%

	GWFS Equities, Inc., Great-West Life & Annuity, FBO Variable Annuity 2 SmartTrack I, 8515 E. Orchard Rd., Greenwood Village, CO 80111-5002	142,532.63	8.65%

	AIG Life Insurance Co., American General Life Insurance Co., Variable Separate Account (VSA), Attn: Variable Products Accounting, 2727A Allen Parkway, Houston, TX 77019-2107	90,244.18	5.48%

INSTITUTIONAL SHARES	Lincoln Financial Distributors, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	56,843.86	47.20%

	Kemper Investors Life Insurance Company, Zurich American Life Insurance Company, 165 Broadway, Fl. 21, New York, NY 10006-1454	36,187.49	30.05%

	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., Fl. 54, Philadelphia, PA 19103-4201	26,083.56	21.66%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

SERVICE SHARES	Nationwide Investment Services, Nationwide Life Insurance Company, FBO NWVAII, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	161,017.40	57.33%

	Nationwide Investment Services, Nationwide Life Insurance Company, FBO NWVA4, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	86,888.71	30.94%

VIT STRATEGIC GROWTH FUND INSTITUTIONAL SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	3,578,723.67	36.25%

	Farmers New World Life Insurance Co., 3120 139th Ave. S.E., Suite 300, Bellevue, WA 98005-4491	1,618,841.75	16.40%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	951,373.60	9.64%

	Lincoln Financial Distributors, Lincoln National Life Insurance Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	923,767.64	9.36%

	MassMutual Life Insurance, Attn: RS Fund Operations, 1295 State St., MIP C105, Springfield, MA 01111-0001	685,338.46	6.94%

	MetLife Investors Insurance Co., MetLife Insurance Company of Connecticut, Attn: Shareholder Accounting, PO Box 990027, Hartford, CT 06199-0027	520,418.72	5.27%

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	14,993,680.78	78.47%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	2,077,333.21	10.87%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	1,094,386.91	5.73%

VIT SMALL CAP EQUITY INSIGHTS FUND INSTITUTIONAL SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	2,531,100.25	40.85%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class

	RiverSource Life Insurance Co., RiverSource Life Insurance Co. of New York, A/C 1 Investment Accounting Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001	994,519.24	16.05%

	Principal Securities, Inc., Principal Life Insurance Co., FBO Principal Investment Plus Variable Annuity, Attn: Individual Life Accounting, 711 High St., Des Moines, IA 50392-0001	451,228.46	7.28%

	Midland National Life Insurance Co., 1 Midland Plaza, Sioux Falls, SD 57193-0001	360,995.15	5.83%

SERVICE SHARES	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	1,058,857.61	83.49%

VIT U.S. EQUITY INSIGHTS FUND INSTITUTIONAL SHARES	RiverSource Life Insurance Co., RiverSource Life Insurance Co. of New York, A/C 1 Investment Accounting Managed Assets, 1646 AXP Financial Center, Minneapolis, MN 55474-0001	8,866,239.61	63.09%

	Protective Life Insurance Co., Protective VAR Annuity Sep. Account, Attn: Annuity Operational Accounting, 2801 Highway 280 S., Birmingham, AL 35223-2479	1,535,928.12	10.93%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	1,519,605.53	10.81%

SERVICE SHARES	Commonwealth Annuity & Life Insurance Company, Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	1,318,254.75	42.79%

	Ohio National Life Insurance Co., FBO Separate Accounts, One Financial Way, Cincinnati, OH 45242-5800	1,036,864.68	33.65%

	Commonwealth Annuity & Life Insurance Company, First Allmerica Financial Life Insurance Co., Attn: Separate Account S-291, 440 Lincoln St., Worcester, MA 01653-0002	254,138.98	8.25%

*

The entities set forth in this column are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

EXHIBIT C

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Organization and Purpose

The Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (together the “Trusts” and the series thereof, the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board of Trustees or committees thereof (Board and committee members serving the Trusts in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

•	Making recommendations to the Board of Trustees with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

•

Monitoring the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommending such changes to those policies as the Committee deems appropriate from time to time.

•	Making recommendations to the Board of Trustees regarding its size, structure and composition as well as qualifications for Board membership.

•	Making recommendations to the Board of Trustees with respect to the Board’s committee structure, committee membership and chairmanship.

•	Monitoring the Trusts’ standards of Trustee independence.

•

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

•	Keeping informed of regulatory changes and industry practices relating to mutual fund governance and recommending such changes as the Committee deems appropriate.

•	Oversee the process for setting independent Trustee compensation.

•	Overseeing the continuing education of incumbent and new independent Trustees.

•	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Selecting and nominating candidates for election or appointment as non-interested members of the Board of Trustees and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Trusts’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter on the basis of information and advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trusts under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trusts and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing independent Trustees, once elected or appointed as the case may be.

Additional Matters

•

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

•

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•

Except as otherwise provided by the Board of Trustees or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted:	January 29, 2003

Revised:	June 14, 2007

February 12, 2013

February 11, 2014

February 12, 2015

February 11, 2016 (approved without change)

February 13, 2019

GSTVITPRXY20

[Form of Proxy]

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

C/O PROXY SERVICES P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Joint Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<MXXXXX>-x#####	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

	For	Withhold	For All
The Board of Trustees recommends you vote FOR the following: 1. Election of Trustees	All	All	Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees:	☐	☐	☐
1) Dwight L. Bush
2) Kathryn A. Cassidy
3) Joaquin Delgado
4) Gregory G. Weaver

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain

2.

To approve a change to the Goldman Sachs Large Cap Growth Insights Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate a related fundamental investment restriction.

		☐	☐	☐

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

[Form of Proxy]

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be

held on January 23, 2020:

The Joint Proxy Statement is available online at www.proxyvote.com.

—  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —  —  —   —  —  —  —  —  —  —  —  —  —  —  —

<MXXXXX>-X#####

GOLDMAN SACHS TRUST

GOLDMAN SACHS VARIABLE INSURANCE TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trusts, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trusts, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on November 4, 2019 at a Special Meeting to be held at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, 21st Floor—Room 21L, Jersey City, NJ, 07302, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Joint Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE